UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

WESTERN ASSET

CORE PLUS BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus Bond Fund for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

II	Western Asset Core Plus Bond Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November,

Western Asset Core Plus Bond Fund	III

Investment commentary (cont’d)

the best reading since April 2011. The PMI then moderated somewhat in December 2013, edging back to a still strong 57.0.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Core Plus Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar weighted average effective durationii within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser. (Generally, this range is 2.5 to seven years.)

The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities. Up to 20% of the Fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more nationally recognized statistical rating organizations or, if unrated, securities that we determine to be of comparable quality at the time of purchase. These securities are known as “high-yield securities” or “junk bonds.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options.

In particular, the Fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), options (including options on credit default swaps), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion but largely outperformed equal-duration Treasuries over the twelve months ended December 31, 2013. However, most spread sectors posted negative absolute returns during the reporting period. Risk aversion was prevalent at times given mixed economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)iii and the U.S government’s sixteen-day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2013. Two-year Treasury yields rose from 0.25% at the beginning of the period to 0.38% at the end of the period. Their peak of 0.52% occurred on

Western Asset Core Plus Bond Fund 2013 Annual Report	1

Fund overview (cont’d)

September 5, 2013 and they were as low as 0.20% in late April and early May 2013. Ten-year Treasury yields were 1.78% at the beginning of the period and reached a low of 1.66% in early May 2013. Their peak of 3.04% occurred on December 31, 2013, as fixed-income investors reacted negatively to the Fed’s announcement that it would start tapering its asset purchase program. This was the highest level for the ten-year Treasury since July 2011.

All told, the Barclays U.S. Aggregate Indexiv returned -2.02% for the twelve months ended December 31, 2013, its first calendar year decline since 1999. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 7.44%. In contrast, the emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”),vi returned -6.58% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the Fund’s duration, moving from a short to a long position versus the Fund’s benchmark, the Barclays U.S. Aggregate Index. We increased the Fund’s allocations to U.S. Treasuries and cash, while reducing its non-U.S. dollar exposure. We also pared the Fund’s allocations to investment grade bonds, commercial mortgage-backed securities (“CMBS”), non-agency mortgage-backed securities (“MBS”), bank loans, high-yield bonds, Treasury Inflation-Protected Securities (“TIPS”) and municipal bonds.

The Fund used U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps and swaptions to manage our duration and yield curvevii exposure. The use of these instruments contributed to performance. Euro-bund and Euro-bobl futures were utilized to manage our exposure to the German yield curve. They had a minimal impact on performance. Various credit default swaps and swaptions on indices and individual credits were used to manage our exposure to and within the credit, non-agency MBS and CMBS sectors. The use of these instruments detracted from results. Total return swaps, which were used to gain exposure to indices referencing the interest components of Fannie Mae securities and to manage our exposure to agency pool coupon cash flows, had minimal impact on performance. We used currency forwards as well as futures and options to manage our foreign currency exposure. They slightly contributed to performance over the period.

Performance review

For the twelve months ended December 31, 2013, Class I shares of Western Asset Core Plus Bond Fund returned -1.07%. The Fund’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned. -2.02% for the same period. The Lipper Core Plus Debt Funds Category Average1 returned -0.99% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 160 funds in the Fund’s Lipper category, excluding sales charges.

2	Western Asset Core Plus Bond Fund 2013 Annual Report

Performance Snapshot as of December 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Plus Bond Fund:
Class A	0.93%	-1.34%
Class C	0.59%	-2.09%
Class C1	0.71%	-1.78%
Class FI	0.93%	-1.32%
Class R	0.74%	-1.70%
Class I	1.06%	-1.07%
Class IS	1.11%	-0.98%
Barclays U.S. Aggregate Index	0.43%	-2.02%
Lipper Core Plus Debt Funds Category Average[1]	1.39%	-0.99%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2013 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 2.66%, 1.86%, 2.34%, 2.73%, 2.36%, 3.03% and 3.08%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C, Class FI and Class R shares would have been 1.73%, 2.70% and 2.00%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.81%, 1.48%, 1.26%, 0.75%, 1.24%, 0.46% and 0.43%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.51% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares and 0.45% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses (other than

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 165 funds for the six-month period and among the 160 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges.

Western Asset Core Plus Bond Fund 2013 Annual Report	3

Fund overview (cont’d)

interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that annual operating expenses are not expected to exceed 0.78% for Class FI shares. This arrangement is expected to continue until April 30, 2014 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to non-agency MBS. They were supported by attractive yields, continued principal paydowns and signs of improvement in the housing market.

The Fund’s overweight to investment grade corporate bonds was also beneficial. Their spreads narrowed as corporate profits often exceeded expectations and investor demand was generally solid as they looked to generate incremental yield in the low interest rate environment. In particular, overweight positions in Verizon Communications, General Electric Co. and Credit Agricole SA were positive for results.

The Fund’s overweight high-yield bond exposure was also additive. They performed well given generally improving fundamentals, overall robust demand and continued low defaults. Examples of strong high-yield performers were our overweights in American Airlines Inc., Delta Air Lines and AES Corp.

Q. What were the leading detractors from performance?

A. The largest detractor from the Portfolio’s relative performance for the period was its overweight to agency MBS. They lagged the Barclays U.S. Aggregate Bond Index as investor sentiment was challenged due to expectations that the Fed would begin reducing its monthly purchases of these securities.

Yield curve positioning was also a negative for performance. In particular, having an overweight to the long end of the curve was not rewarded as the curve steepened during the period with long-term rates rising more than their shorter-term counterparts.

Several individual investment grade bond holdings detracted from results, including our overweights in Time Warner, Vale Overseas Ltd. and Southern Copper Corp. Within the high-yield sector, overweights in Arch Coal, Inc., Citigroup. Inc. and WPX Energy, Inc. were detrimental for results.

Thank you for your investment in Western Asset Core Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2014

4	Western Asset Core Plus Bond Fund 2013 Annual Report

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political risks. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 56 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2013 were: Corporate Bonds & Notes (35.5%), Mortgage-Backed Securities (22.4%), Collateralized Mortgage Obligations (15.9%), U.S. Government & Agency Obligations (8.9%) and Sovereign Bonds (7.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Core Plus Bond Fund 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2013 and December 31, 2012 and does not include derivatives such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Core Plus Bond Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.93%	$1,000.00	$1,009.30	0.79%	$4.00	Class A	5.00%	$1,000.00	$1,021.22	0.79%	$4.02
Class C	0.59	1,000.00	1,005.90	1.62	8.19	Class C	5.00	1,000.00	1,017.04	1.62	8.24
Class C1	0.71	1,000.00	1,007.10	1.22	6.17	Class C1	5.00	1,000.00	1,019.06	1.22	6.21
Class FI	0.93	1,000.00	1,009.30	0.78	3.95	Class FI	5.00	1,000.00	1,021.27	0.78	3.97
Class R	0.74	1,000.00	1,007.40	1.15	5.82	Class R	5.00	1,000.00	1,019.41	1.15	5.85
Class I	1.06	1,000.00	1,010.60	0.52	2.64	Class I	5.00	1,000.00	1,022.58	0.52	2.65
Class IS	1.11	1,000.00	1,011.10	0.43	2.18	Class IS	5.00	1,000.00	1,023.04	0.43	2.19

Western Asset Core Plus Bond Fund 2013 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Core Plus Bond Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	-1.34%	-2.09%	-1.78%	-1.32%	-1.70%	-1.07%	-0.98%
Five Years Ended 12/31/13	N/A	N/A	N/A	9.83	N/A	10.10	10.14
Ten Years Ended 12/31/13	N/A	N/A	N/A	5.53	N/A	5.80	N/A
Inception* through 12/31/13	2.06	1.35	-1.07	6.02	1.66	6.46	8.40

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	-5.55%	-3.05%	-2.74%	-1.32%	-1.70%	-1.07%	-0.98%
Five Years Ended 12/31/13	N/A	N/A	N/A	9.83	N/A	10.10	10.14
Ten Years Ended 12/31/13	N/A	N/A	N/A	5.53	N/A	5.80	N/A
Inception* through 12/31/13	-0.54	1.35	-1.07	6.02	1.66	6.46	8.40

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/13)	3.47%
Class C (Inception date of 4/30/12 through 12/31/13)	2.26
Class C1 (Inception date of 10/4/12 through 12/31/13)	-1.32
Class FI (12/31/03 through 12/31/13)	71.32
Class R (Inception date of 4/30/12 through 12/31/13)	2.80
Class I (12/31/03 through 12/31/13)	75.81
Class IS (Inception date of 8/4/08 through 12/31/13)	54.72

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 4, 2012, January 8, 2002, April 30, 2012, July 8, 1998 and August 4, 2008, respectively.

Western Asset Core Plus Bond Fund 2013 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Plus Bond Fund vs. Barclays U.S. Aggregate Index† — December 2003 - December 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Plus Bond Fund on December 31, 2003, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2013. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Core Plus Bond Fund 2013 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus	— Western Asset Core Plus Bond Fund

Western Asset Core Plus Bond Fund 2013 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus	— Western Asset Core Plus Bond Fund

12	Western Asset Core Plus Bond Fund 2013 Annual Report

Schedule of investments

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 35.5%
Consumer Discretionary — 2.9%
Automobiles — 0.7%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	4,170,000	$4,743,375
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	9,970,000	10,028,494	(a)
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	10,450,000	10,806,355	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	14,240,000	12,842,686
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	330,000	378,728
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	5,960,000	7,452,682
Ford Motor Credit Co., LLC, Senior Notes	5.750%	2/1/21	4,010,000	4,492,271
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	12,560,000	14,239,385
Hyundai Capital America, Senior Notes	2.125%	10/2/17	3,670,000	3,644,908	(a)
Total Automobiles				68,628,884
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.625%	10/1/18	24,000	27,600
Service Corp. International, Senior Notes	7.500%	4/1/27	5,458,000	5,758,190
Total Diversified Consumer Services				5,785,790
Hotels, Restaurants & Leisure — 0.2%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	15,450,000	16,029,375	(a)
Marriott International Inc., Senior Notes	5.810%	11/10/15	7,950,000	8,637,230
McDonald’s Corp., Medium Term Notes	5.350%	3/1/18	310,000	352,239
Total Hotels, Restaurants & Leisure				25,018,844
Internet & Catalog Retail — 0.0%
QVC Inc., Senior Secured Notes	5.950%	3/15/43	500,000	453,625
Media — 1.7%
21st Century Fox America Inc., Notes	5.300%	12/15/14	864,000	902,206
21st Century Fox America Inc., Senior Notes	4.500%	2/15/21	8,000	8,575
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	260,000	287,811
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	1,350,000	1,575,804
21st Century Fox America Inc., Senior Notes	6.750%	1/9/38	200,000	227,147
21st Century Fox America Inc., Senior Notes	6.900%	8/15/39	120,000	143,022
CBS Corp., Senior Notes	7.625%	1/15/16	5,500,000	6,182,225
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	16,930,000	17,839,987
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	160,000	164,800
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	3,150,000	4,362,989
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	109,000	133,852
Comcast Corp., Notes	6.500%	1/15/15	2,829,000	2,999,648
Comcast Corp., Notes	5.875%	2/15/18	65,000	74,555

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	13

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Comcast Corp., Senior Notes	6.500%	1/15/17	3,140,000	$3,597,178
Comcast Corp., Senior Notes	6.300%	11/15/17	1,210,000	1,409,210
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	63,907
Comcast Corp., Senior Notes	6.400%	3/1/40	2,390,000	2,757,759
COX Communications Inc., Senior Notes	5.450%	12/15/14	1,520,000	1,588,477
COX Communications Inc., Senior Notes	6.950%	6/1/38	185,000	194,059	(a)
COX Communications Inc., Senior Notes	4.700%	12/15/42	120,000	100,779	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,235,000	2,408,212
DISH DBS Corp., Senior Notes	6.625%	10/1/14	271,000	281,840
DISH DBS Corp., Senior Notes	7.875%	9/1/19	50,000	57,250
DISH DBS Corp., Senior Notes	6.750%	6/1/21	5,860,000	6,211,600
DISH DBS Corp., Senior Notes	5.875%	7/15/22	5,000	5,000
DISH DBS Corp., Senior Notes	5.000%	3/15/23	2,454,000	2,288,355
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	3,780,000	3,780,000	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	29,320,000	28,680,208	(a)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	12,120,000	14,198,641
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	1,190,000	1,127,839
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	3,295,000	3,102,908
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	3,400,000	2,941,156
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	660,000	546,885
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	20,000	21,790
Time Warner Inc., Senior Debentures	7.700%	5/1/32	3,100,000	3,980,310
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	21,234
Time Warner Inc., Senior Notes	4.750%	3/29/21	9,220,000	9,831,950
Time Warner Inc., Senior Notes	7.625%	4/15/31	215,000	272,097
Time Warner Inc., Senior Notes	6.250%	3/29/41	970,000	1,077,168
UBM PLC, Notes	5.750%	11/3/20	6,060,000	6,300,067	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	7,550,000	8,267,250	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	4,930,000	4,923,837	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	90,000	95,625	(a)
Viacom Inc., Senior Notes	4.250%	9/1/23	11,800,000	11,775,456
WPP Finance 2010, Senior Notes	5.625%	11/15/43	1,505,000	1,489,854
WPP Finance UK, Senior Notes	8.000%	9/15/14	3,830,000	4,020,585
Total Media				162,321,107
Specialty Retail — 0.2%
Autozone Inc., Senior Notes	6.950%	6/15/16	10,890,000	12,294,178
Home Depot Inc., Senior Notes	5.400%	3/1/16	8,230,000	9,027,380

See Notes to Financial Statements.

14	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Michaels Stores Inc., Senior Notes	7.750%	11/1/18	2,460,000	$2,669,100
Total Specialty Retail				23,990,658
Total Consumer Discretionary				286,198,908
Consumer Staples — 3.3%
Beverages — 1.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	12,580,000	14,437,525
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,730,000	5,352,988
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	16,650,000	15,400,717
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	686,559
Diageo Finance BV, Senior Notes	3.250%	1/15/15	10,725,000	11,032,668
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	15,570,000	14,841,791
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	6,924,000	6,698,970	(a)
Heineken NV, Senior Notes	1.400%	10/1/17	11,050,000	10,840,857	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,370,000	1,345,091
PepsiCo Inc., Senior Notes	0.700%	8/13/15	15,230,000	15,246,113
PepsiCo Inc., Senior Notes	7.900%	11/1/18	109,000	136,248
PepsiCo Inc., Senior Notes	4.000%	3/5/42	4,980,000	4,336,728
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	2,360,000	2,437,205	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	17,905,000	18,111,874	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	1,970,000	2,014,097	(a)
Total Beverages				122,919,431
Food & Staples Retailing — 0.4%
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	16,440,000	15,173,676
CVS Pass-Through Trust, Secured Bonds	5.789%	1/10/26	89,677	97,485	(a)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	419,267	454,785	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	4,735,549	5,137,531
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	12,315,391	13,548,334
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	2,774,734	3,180,126
Kroger Co., Senior Notes	6.400%	8/15/17	1,270,000	1,455,087
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	180,000	208,006
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	2,716,179
Wal-Mart Stores Inc., Senior Notes	4.250%	4/15/21	360,000	387,625
Total Food & Staples Retailing				42,358,834
Food Products — 0.6%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	7,311,470	8,677,382
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	9,526,000	10,747,252
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	9,430,000	9,190,422
Mondelez International Inc., Senior Notes	5.375%	2/10/20	10,900,000	12,310,351

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	15

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Mondelez International Inc., Senior Notes	6.500%	2/9/40	860,000	$1,027,701
WM Wrigley Jr. Co, Senior Notes	4.650%	7/15/15	3,387,000	3,565,383
WM Wrigley Jr. Co, Senior Notes	2.400%	10/21/18	2,090,000	2,077,182	(a)
WM Wrigley Jr. Co, Senior Notes	2.900%	10/21/19	7,490,000	7,428,080	(a)
WM Wrigley Jr. Co, Senior Notes	3.375%	10/21/20	3,090,000	3,054,518	(a)
Total Food Products				58,078,271
Tobacco — 1.0%
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,710,000	15,425,688
Altria Group Inc., Senior Notes	4.750%	5/5/21	13,410,000	14,391,089
Altria Group Inc., Senior Notes	2.850%	8/9/22	11,920,000	10,974,994
Altria Group Inc., Senior Notes	4.000%	1/31/24	4,500,000	4,398,363
Altria Group Inc., Senior Notes	9.950%	11/10/38	490,000	747,447
Altria Group Inc., Senior Notes	5.375%	1/31/44	6,890,000	6,918,532
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	4,660,000	4,607,901	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,160,000	2,631,195
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	13,780,000	13,155,146
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	6,170,000	5,624,313
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	8,860,000	8,275,958
Reynolds American Inc., Senior Notes	6.750%	6/15/17	8,430,000	9,649,492
Reynolds American Inc., Senior Notes	3.250%	11/1/22	4,870,000	4,488,757
Total Tobacco				101,288,875
Total Consumer Staples				324,645,411
Energy — 5.1%
Energy Equipment & Services — 0.6%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	3,530,000	3,768,275
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	550,000	677,633
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	8,710,000	8,648,211
CGG, Senior Notes	7.750%	5/15/17	11,194,000	11,529,820
CGG, Senior Notes	6.500%	6/1/21	1,420,000	1,455,500
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	11,570,000	11,859,250
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	2,020,000	2,135,114	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	2,450,000	2,731,750
Transocean Inc., Senior Notes	6.375%	12/15/21	4,330,000	4,865,686
Transocean Ltd., Senior Notes	6.000%	3/15/18	6,015,000	6,745,498
Total Energy Equipment & Services				54,416,737
Oil, Gas & Consumable Fuels — 4.5%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	7,130,000	7,593,450

See Notes to Financial Statements.

16	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	3,000,000	$3,210,000
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	10,000	9,650
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	11,507,000	13,990,314
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	9,754,000	11,198,265
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	30,000	37,982
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	670,000	752,366
Apache Corp., Senior Notes	3.250%	4/15/22	3,214,000	3,166,606
Apache Corp., Senior Notes	6.000%	1/15/37	240,000	272,075
Apache Corp., Senior Notes	5.100%	9/1/40	13,496,000	13,702,867
Apache Corp., Senior Notes	4.750%	4/15/43	1,770,000	1,716,804
Arch Coal Inc., Senior Notes	7.000%	6/15/19	11,850,000	9,420,750
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	6,580,000	6,845,154
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	510,000	513,985
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	3,440,000	3,334,261
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,575,000	1,779,750
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	5,190,000	5,566,275
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	790,000	813,700
Concho Resources Inc., Senior Notes	6.500%	1/15/22	4,737,000	5,127,803
Concho Resources Inc., Senior Notes	5.500%	10/1/22	4,650,000	4,801,125
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	810,000	1,046,079
ConocoPhillips, Notes	6.500%	2/1/39	110,000	137,942
ConocoPhillips, Senior Notes	5.900%	10/15/32	10,000	11,225
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	693,000	876,906
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	6,950,000	7,523,375
Continental Resources Inc., Senior Notes	7.125%	4/1/21	200,000	226,750
Continental Resources Inc., Senior Notes	5.000%	9/15/22	1,220,000	1,267,275
Continental Resources Inc., Senior Notes	4.500%	4/15/23	3,240,000	3,284,550
Denbury Resources Inc., Senior Subordinated Notes	4.625%	7/15/23	4,175,000	3,767,938
Devon Energy Corp., Senior Notes	6.300%	1/15/19	14,500,000	16,803,441
Devon Energy Corp., Senior Notes	3.250%	5/15/22	3,600,000	3,432,776
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	60,000	77,172
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	3,276,000	3,324,377
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	19,484,000	22,029,331
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	2,840,000	3,187,900
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	10,160,000	11,696,080
Enterprise Products Operating LLC, Senior Notes	9.750%	1/31/14	400,000	402,798

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	17

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	3,887,000	$4,098,084
Hess Corp., Notes	8.125%	2/15/19	16,870,000	20,954,463
Kerr-McGee Corp., Notes	6.950%	7/1/24	4,951,000	5,751,389
Kerr-McGee Corp., Notes	7.875%	9/15/31	8,467,000	10,595,113
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,500,000	2,775,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,768,000	1,900,600
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,742,000	1,842,165
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	1,710,000	1,722,825
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	3,120,000	2,925,000
MEG Energy Corp., Senior Notes	6.375%	1/30/23	350,000	352,188	(a)
Noble Energy Inc., Senior Notes	8.250%	3/1/19	14,890,000	18,507,466
Noble Energy Inc., Senior Notes	4.150%	12/15/21	10,000	10,282
Noble Energy Inc., Senior Notes	5.250%	11/15/43	2,735,000	2,732,766
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	8,280,000	8,064,480
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	8,360,000	7,653,321
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	7,515,000	7,909,538
Peabody Energy Corp., Senior Notes	6.250%	11/15/21	2,660,000	2,686,600
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	21,982,000	23,136,055
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	8.375%	6/1/20	8,255,000	9,101,137
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	8,080,000	8,318,053
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	6,387,000	6,917,517
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	5,579,000	5,740,451
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	33,630,000	33,374,008
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	2,227,000	2,040,489
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	3,080,000	3,401,490
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	5,000,000	5,507,620
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	720,000	802,800
QEP Resources Inc., Senior Notes	6.875%	3/1/21	6,650,000	7,132,125
QEP Resources Inc., Senior Notes	5.250%	5/1/23	4,580,000	4,293,750
Range Resources Corp., Senior Notes	5.000%	8/15/22	1,020,000	1,002,150
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	6,330,000	6,852,225
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	3,670,000	3,890,200
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	8,981,000	9,519,860

See Notes to Financial Statements.

18	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	510,000	$464,100
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,980,000	2,170,567
Shell International Finance BV, Senior Notes	6.375%	12/15/38	6,785,000	8,426,895
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	6,800,000	6,952,878	(a)
Statoil ASA, Senior Notes	3.125%	8/17/17	4,000,000	4,198,920
Transocean Inc., Senior Notes	5.050%	12/15/16	320,000	353,495
Williams Cos. Inc., Debentures	7.500%	1/15/31	499,000	527,426
Williams Cos. Inc., Notes	7.875%	9/1/21	7,959,000	9,177,610
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	287,000	307,727
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	3,035,000	3,543,405
Williams Partners LP, Senior Notes	5.250%	3/15/20	3,340,000	3,652,203
Total Oil, Gas & Consumable Fuels				444,235,533
Total Energy				498,652,270
Financials — 11.8%
Capital Markets — 1.9%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	925,000	1,073,519
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	2/13/14	1,830,000	1,286,490	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	3,890,000	3,959,464
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	18,400,000	18,469,938
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	583,000	668,513
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	210,000	213,711
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	25,760,000	28,648,443
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	190,000	217,850
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	3,130,000	3,426,855
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	29,580,000	34,087,992
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	1,420,000	1,564,752
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,840,000	2,047,083
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	2/13/14	5,550,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	0.000%	8/19/65	190,000	0	(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	0	(b)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	1,070,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	90,000	103,762
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	390,000	429,087
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,920,000	6,580,471
Morgan Stanley, Medium-Term Notes	0.696%	10/18/16	7,802,000	7,737,743	(b)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	19

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	7,435,000	$8,293,899
Morgan Stanley, Senior Notes	5.450%	1/9/17	3,990,000	4,424,914
Morgan Stanley, Senior Notes	4.750%	3/22/17	2,010,000	2,193,549
Morgan Stanley, Senior Notes	5.950%	12/28/17	4,700,000	5,369,844
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	28,931,000	31,387,242
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	9,854,000	8,867,073	(a)
UBS AG, Senior Notes	2.250%	1/28/14	4,655,000	4,660,991
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	3,673,000	3,797,349
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	250,000	278,202
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	4,520,000	4,853,169
Total Capital Markets				184,641,905
Commercial Banks — 4.1%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	7,100,000	7,208,410	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	7,500,000	7,736,775	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	4,555,000	5,092,413	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	16,775,000	16,909,737
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	17,880,000	18,796,851
BNP Paribas SA, Senior Notes	2.375%	9/14/17	7,770,000	7,932,906
CIT Group Inc., Senior Notes	4.250%	8/15/17	690,000	718,462
CIT Group Inc., Senior Notes	5.000%	8/1/23	8,030,000	7,728,875
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	10,490,000	10,757,432	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	17,730,000	17,924,604
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,160,000	4,636,861	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	11,522,000	15,252,247	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	15,560,000	15,669,200
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	6,550,000	6,943,563
Credit Agricole SA, Senior Notes	2.625%	1/21/14	6,760,000	6,766,402	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	14,140,000	16,048,900	(a)(b)(c)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	15,450,000	16,154,427	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	7,242,000	7,451,620	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	3,880,000	3,953,960
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	113,674	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	25,360,000	24,358,483	(a)(c)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	6,000,000	6,095,652
Nordea Bank AB, Senior Notes	3.700%	11/13/14	3,620,000	3,720,611	(a)

See Notes to Financial Statements.

20	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	14,640,000	$15,132,226	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,150,000	1,201,750	(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	4,700,000	4,582,500	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	2,150,000	2,198,927
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	5,810,000	6,695,008
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	190,000	194,171
Royal Bank of Scotland Group PLC, Subordinated Notes	4.700%	7/3/18	1,960,000	1,991,278
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	12,920,000	13,024,600
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	9,260,000	9,325,931
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	11,800,000	12,035,139	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	2,300,000	2,370,026	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	4,640,000	4,798,043	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	4,290,000	4,451,742	(a)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	3,920,000	4,523,288
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/13/14	20,261,000	18,538,815	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	13,275,000	15,307,110
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	8,110,000	8,635,074
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	5,740,000	5,702,920
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	13,950,000	15,292,367
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	9,800,000	9,265,263
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	1,802,000	1,793,786	(a)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	8,140,000	8,335,409
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,840,000	1,911,184	(a)
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	7,092,000	6,960,798
Total Commercial Banks				402,239,420
Consumer Finance — 1.2%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	3,380,000	3,937,700
American Express Co., Subordinated Debentures	6.800%	9/1/66	9,716,000	10,352,398	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	22,150,000	22,824,445
American Honda Finance Corp., Notes	1.000%	8/11/15	14,310,000	14,366,095	(a)
General Motors Financial Co. Inc., Senior Notes	2.750%	5/15/16	3,070,000	3,108,375	(a)
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	2,300,000	2,300,000	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	2,680,000	2,549,350	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	18,610,000	21,383,579
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	60,000	67,950
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	56,000	46,410

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	21

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
SLM Corp., Senior Notes	5.000%	4/15/15	740,000	$774,225
SLM Corp., Senior Notes	3.875%	9/10/15	15,980,000	16,519,325
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	16,560,000	16,256,555
Total Consumer Finance				114,486,407
Diversified Financial Services — 4.3%
Bank of America Corp., Senior Notes	4.500%	4/1/15	23,020,000	24,082,972
Bank of America Corp., Senior Notes	3.875%	3/22/17	3,610,000	3,853,018
Bank of America Corp., Senior Notes	5.750%	12/1/17	1,800,000	2,048,603
Bank of America Corp., Senior Notes	5.650%	5/1/18	510,000	580,517
Bank of America Corp., Senior Notes	2.600%	1/15/19	16,010,000	16,080,668
Bank of America Corp., Senior Notes	5.625%	7/1/20	5,530,000	6,319,203
Bank of America Corp., Senior Notes	5.875%	1/5/21	28,000,000	32,182,808
Bank of America Corp., Senior Notes	5.000%	5/13/21	11,720,000	12,807,300
Bank of America Corp., Senior Notes	3.300%	1/11/23	6,500,000	6,150,735
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	3,000,000	3,298,164
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	6,690,000	6,895,370
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,890,000	6,608,898
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	6,200,000	5,443,600	(b)(c)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	6,050,000	5,598,367	(b)(c)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	3,420,000	3,197,700	(b)(c)
Citigroup Inc., Senior Notes	5.125%	5/5/14	226,000	229,302
Citigroup Inc., Senior Notes	6.375%	8/12/14	1,545,000	1,596,946
Citigroup Inc., Senior Notes	5.500%	10/15/14	27,000	28,003
Citigroup Inc., Senior Notes	6.010%	1/15/15	6,417,000	6,757,377
Citigroup Inc., Senior Notes	3.953%	6/15/16	11,150,000	11,862,507
Citigroup Inc., Senior Notes	6.000%	8/15/17	7,720,000	8,798,947
Citigroup Inc., Senior Notes	5.375%	8/9/20	5,850,000	6,655,206
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	4,274,000	4,226,375
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	10,260,000	10,806,232
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	180,000	191,911
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	7,064,000	8,128,036
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	11,870,000	12,062,899
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	30,000	32,514
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	37,150,000	47,759,891
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	39,875,000	43,264,375	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	2,870,000	2,712,150	(a)(b)
ING US Inc., Senior Notes	2.900%	2/15/18	2,450,000	2,505,826
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	5,570,000	5,757,987	(a)

See Notes to Financial Statements.

22	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	26,120,000	$29,123,800	(a)
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	24,190,000	24,282,261
JPMorgan Chase & Co., Senior Notes	6.300%	4/23/19	9,630,000	11,365,846
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	10,770,000	11,577,308
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	1,780,000	1,875,978
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	9,480,000	10,027,290
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	490,000	523,712
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	309,000	350,968
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	17,478,000	16,289,496
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	7/1/21	2,360,000	2,247,900
Total Diversified Financial Services				416,188,966
Insurance — 0.2%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	610,000	610,000
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000	68,823
American International Group Inc., Senior Notes	8.250%	8/15/18	160,000	200,141
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	10,212,750	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	5,783,000	5,942,032
MetLife Inc., Senior Notes	4.750%	2/8/21	6,300,000	6,809,109
Prudential Financial Inc., Senior Notes	4.500%	11/16/21	300,000	319,285
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	280,000	345,629	(a)
Total Insurance				24,507,769
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	6,591,000	7,273,155
Total Financials				1,149,337,622
Health Care — 2.3%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	6,960,000	7,627,589
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,010,000	981,360
Total Health Care Equipment & Supplies				8,608,949
Health Care Providers & Services — 1.2%
AmerisourceBergen Corp., Senior Notes	5.875%	9/15/15	5,350,000	5,801,390
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	1,410,000	1,223,179
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	32,790,000	34,666,113
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	2,730,000	2,880,150	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	220,000	249,700

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	23

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	6,090,000	$6,455,400	(a)
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	13,329,650
HCA Inc., Notes	7.690%	6/15/25	723,000	755,535
HCA Inc., Notes	7.500%	11/6/33	1,105,000	1,105,000
HCA Inc., Senior Notes	5.750%	3/15/14	485,000	489,365
HCA Inc., Senior Secured Notes	6.500%	2/15/20	1,800,000	1,977,750
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	283,932
Humana Inc., Senior Notes	3.150%	12/1/22	2,970,000	2,749,359
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	11,570,000	12,466,675
Tenet Healthcare Corp., Senior Secured Bonds	4.500%	4/1/21	50,000	47,375
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	1,620,000	1,690,875	(a)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	358,147
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,540,000	1,482,980
WellPoint Inc., Notes	5.875%	6/15/17	3,052,000	3,442,415
WellPoint Inc., Notes	7.000%	2/15/19	5,625,000	6,674,045
WellPoint Inc., Senior Notes	1.250%	9/10/15	3,210,000	3,232,313
WellPoint Inc., Senior Notes	3.700%	8/15/21	7,580,000	7,551,992
WellPoint Inc., Senior Notes	3.125%	5/15/22	5,280,000	4,952,001
Total Health Care Providers & Services				113,865,341
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	4,520,000	4,479,514
Thermo Fisher Scientific Inc., Senior Notes	5.300%	2/1/44	1,350,000	1,365,086
Total Life Sciences Tools & Services				5,844,600
Pharmaceuticals — 0.9%
AbbVie Inc., Senior Notes	1.750%	11/6/17	17,500,000	17,470,022
AbbVie Inc., Senior Notes	2.900%	11/6/22	10,730,000	10,028,859
GlaxoSmithKline Capital Inc., Senior Bond	6.375%	5/15/38	7,000,000	8,567,643
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	10,240,000	9,657,815
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	1,430,000	1,402,814	(a)
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	5,240,000	4,836,195	(a)
Merck and Co. Inc., Senior Notes	6.000%	9/15/17	340,000	393,049
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	6,420,000	6,298,630	(a)
Pfizer Inc., Senior Notes	6.200%	3/15/19	8,755,000	10,378,440
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	9,075,000	10,619,883	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	660,000	647,341
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	1,350,000	1,324,107
Wyeth, Notes	5.950%	4/1/37	6,358,000	7,370,162

See Notes to Financial Statements.

24	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Zoetis Inc., Senior Notes	3.250%	2/1/23	2,340,000	$2,189,470
Total Pharmaceuticals				91,184,430
Total Health Care				219,503,320
Industrials — 1.6%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	8,370,000	9,858,588
Boeing Co., Senior Notes	4.875%	2/15/20	3,180,000	3,545,497
Raytheon Co., Senior Notes	3.125%	10/15/20	4,520,000	4,525,148
Total Aerospace & Defense				17,929,233
Airlines — 0.5%
Air 2 US, Notes	8.027%	10/1/19	4,824,538	5,017,519	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	988,000	990,470	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	12,147,841	13,696,691
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	6,214,136	7,068,580
Southwest Airlines Co., Notes	5.125%	3/1/17	5,320,000	5,777,887
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	38,149	40,438
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	180,014	194,416
United Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	10,070,192	11,001,685
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	1,805,317	2,076,114
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	310,000	319,687	(a)
Total Airlines				46,183,487
Building Products — 0.1%
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	105,000	113,662	(a)
Masco Corp., Senior Notes	6.125%	10/3/16	8,270,000	9,262,400
Total Building Products				9,376,062
Commercial Services & Supplies — 0.2%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	2,730,000	3,003,000	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	6,400,000	6,224,000	(a)
Waste Management Inc., Senior Notes	5.000%	3/15/14	6,938,000	6,997,813
Waste Management Inc., Senior Notes	7.125%	12/15/17	500,000	581,622
Waste Management Inc., Senior Notes	4.600%	3/1/21	2,370,000	2,525,150
Waste Management Inc., Senior Notes	7.375%	5/15/29	1,280,000	1,557,478
Total Commercial Services & Supplies				20,889,063
Electrical Equipment — 0.4%
ABB Finance U.S.A. Inc., Senior Notes	4.375%	5/8/42	640,000	586,499
Eaton Corp., Senior Notes	1.500%	11/2/17	6,310,000	6,185,895

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	25

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Electrical Equipment — continued
Eaton Corp., Senior Notes	2.750%	11/2/22	22,785,000	$21,255,169
Eaton Corp., Senior Notes	4.150%	11/2/42	6,590,000	5,921,332
Total Electrical Equipment				33,948,895
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	6,700,000	6,731,289
United Technologies Corp., Senior Notes	4.500%	6/1/42	7,330,000	7,118,068
Total Industrial Conglomerates				13,849,357
Machinery — 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	5,268,000	5,256,753
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	2,490,000	2,344,785
Total Machinery				7,601,538
Transportation Infrastructure — 0.0%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	2,370,000	2,512,200	(a)
Total Industrials				152,289,835
Information Technology — 0.2%
IT Services — 0.0%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	50,000	52,000	(a)
Semiconductors & Semiconductor Equipment — 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	1,360,000	1,589,373
Software — 0.2%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	5,040,000	5,216,400	(a)
Oracle Corp., Senior Notes	1.200%	10/15/17	15,770,000	15,518,595
Total Software				20,734,995
Total Information Technology				22,376,368
Materials — 3.2%
Chemicals — 0.2%
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	6,260,000	6,134,800	(a)
Ecolab Inc., Senior Notes	4.350%	12/8/21	3,890,000	4,033,666
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	2,690,000	2,987,571
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,360,000	2,714,264
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	2,690,000	3,014,610
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	330,000	357,039
Total Chemicals				19,241,950
Containers & Packaging — 0.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.875%	11/15/22	4,465,000	4,420,350	(a)
Ball Corp., Senior Notes	5.750%	5/15/21	10,140,000	10,672,350
Ball Corp., Senior Notes	5.000%	3/15/22	4,960,000	4,910,400

See Notes to Financial Statements.

26	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Ball Corp., Senior Notes	4.000%	11/15/23	1,790,000	$1,602,050
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	2,090,000	2,204,950
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	4,550,000	4,845,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	5,165,000	5,565,288
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	2,855,000	2,808,129
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	3,740,000	3,572,040
Total Containers & Packaging				40,601,307
Metals & Mining — 2.5%
ArcelorMittal, Senior Notes	5.000%	2/25/17	4,082,000	4,377,945
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	7,305,000	8,432,008
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	4,330,000	3,899,728
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	15,330,000	13,856,649
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	9,779,000	9,415,671
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	20,420,000	24,481,375
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	3,080,000	3,061,748
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	7,630,000	7,757,734
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	8,490,000	8,573,160
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	5,458,000	5,424,794
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	40,000	38,901
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,071,000	1,111,162	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,510,000	1,562,850	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	180,000	191,250	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	2,080,000	2,267,200	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	2,650,000	2,643,526
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	9,760,000	9,482,152
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	4,613,000	4,384,195
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	2,453,000	2,895,705
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	1,480,000	1,509,288
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	5,460,000	5,630,680
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,955,000	2,552,491
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	12,460,000	12,721,324
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	3,340,000	3,464,559
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	4,990,000	5,037,889
Rio Tinto Finance USA PLC, Senior Notes	2.250%	12/14/18	3,945,000	3,925,535
Southern Copper Corp., Senior Notes	5.250%	11/8/42	22,390,000	18,157,775

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	27

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	600,000	$651,000
Vale Overseas Ltd., Notes	6.875%	11/21/36	16,044,000	16,569,489
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	32,397,000	31,476,698
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	230,000	230,000	(a)
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	3,090,000	3,404,457	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	13,920,000	14,097,160	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	11,790,000	11,923,828	(a)
Total Metals & Mining				245,209,926
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	7,330,000	7,141,194
Total Materials				312,194,377
Telecommunication Services — 3.4%
Diversified Telecommunication Services — 2.6%
AT&T Inc., Global Notes	5.500%	2/1/18	2,136,000	2,404,452
AT&T Inc., Senior Notes	2.500%	8/15/15	7,800,000	8,008,229
AT&T Inc., Senior Notes	4.450%	5/15/21	1,460,000	1,537,132
AT&T Inc., Senior Notes	3.875%	8/15/21	6,550,000	6,635,805
AT&T Inc., Senior Notes	4.350%	6/15/45	9,406,000	7,963,044
BellSouth Corp., Senior Bonds	5.200%	9/15/14	8,250,000	8,519,065
British Telecommunications PLC, Bonds	9.625%	12/15/30	5,310,000	7,923,816
CenturyLink Inc., Senior Notes	5.800%	3/15/22	1,000,000	987,500
CenturyTel Inc., Senior Notes	6.000%	4/1/17	8,270,000	9,117,675
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	10,121,000	11,112,484
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	3,009,000	3,249,720
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	6,850,000	7,492,188
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	3,000,000	3,307,500
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	4,050,000	3,852,563	(a)
Qwest Corp., Debentures	6.875%	9/15/33	5,600,000	5,376,000
Qwest Corp., Senior Notes	7.500%	10/1/14	2,870,000	3,012,461
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	570,000	639,825
Telefonica Emisiones SAU, Senior Notes	6.421%	6/20/16	610,000	679,754
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	560,000	631,300
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	1,465,000	1,633,623
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	6,525,000	6,931,892
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	1,360,000	1,434,994
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	3,676,000	3,611,670
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	7,755,000	8,239,687	(a)
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	1,848,000	2,172,121

See Notes to Financial Statements.

28	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	18,170,000	$19,452,184
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	1,670,000	1,478,359
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	54,995,000	59,047,692
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	29,350,000	33,756,051
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	15,358,000	17,968,230
Windstream Corp., Senior Notes	7.750%	10/1/21	8,290,000	8,787,400
Total Diversified Telecommunication Services				256,964,416
Wireless Telecommunication Services — 0.8%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	6,430,000	7,242,855
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	8,180,000	8,859,455
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	18,045,000	22,847,370
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	130,000	139,260
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	95,347
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	1,850,000	1,867,645
SoftBank Corp., Senior Notes	4.500%	4/15/20	10,660,000	10,393,500	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,950,000	1,837,875
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,231,000	2,392,748
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	13,050,000	15,725,250	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	4,690,000	5,041,750	(a)
Total Wireless Telecommunication Services				76,443,055
Total Telecommunication Services				333,407,471
Utilities — 1.7%
Electric Utilities — 1.0%
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	3,000,000	3,257,151
Duke Energy Progress Inc., Secured Bonds	2.800%	5/15/22	400,000	381,073
Exelon Corp., Bonds	5.625%	6/15/35	426,000	422,325
FirstEnergy Corp., Notes	7.375%	11/15/31	37,356,000	40,590,432
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	4,290,000	4,215,225
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	18,500,000	17,244,830
MidAmerican Energy Holdings Co., Bonds	6.125%	4/1/36	160,000	181,770
MidAmerican Energy Holdings Co., Senior Bonds	6.500%	9/15/37	2,025,000	2,352,119
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	90,000	103,095
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	2,980,000	3,727,017
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	10,590,000	11,674,352
Progress Energy Inc., Senior Notes	4.400%	1/15/21	5,200,000	5,487,576
Progress Energy Inc., Senior Notes	6.000%	12/1/39	7,000,000	7,851,095
Total Electric Utilities				97,488,060

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	29

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Gas Utilities — 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	50,000	$56,034	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	9,413,000	12,036,140
Total Gas Utilities				12,092,174
Independent Power Producers & Energy Traders — 0.4%
AES Corp., Senior Notes	7.750%	10/15/15	2,756,000	3,045,380
AES Corp., Senior Notes	8.000%	6/1/20	2,079,000	2,432,430
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	8,225,000	8,975,531	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,527,000	1,668,248	(a)
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	1,780,000	1,739,950	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	17,383,000	18,469,437
Total Independent Power Producers & Energy Traders				36,330,976
Multi-Utilities — 0.2%
Dominion Resources Inc., Senior Notes	5.600%	11/15/16	11,983,000	13,340,350
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	180,000	228,711
Dominion Resources Inc., Senior Notes	7.000%	6/15/38	3,600,000	4,523,044
Total Multi-Utilities				18,092,105
Total Utilities				164,003,315
Total Corporate Bonds & Notes (Cost — $3,329,612,933)				3,462,608,897
Asset-Backed Securities — 4.4%
ACE Securities Corp., 2006-GP1 A	0.425%	2/25/31	81,690	75,638	(b)
AFC Home Equity Loan Trust, 2002-2 2A	0.865%	6/25/30	235,618	199,398	(b)
Ameriquest Mortgage Securities Inc., 2003-1 M1	1.515%	2/25/33	1,021,688	962,155	(b)
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.855%	4/25/34	133,580	128,486	(b)
Argent Securities Inc., 2005-W5 A2D	0.485%	1/25/36	17,120,378	11,245,384	(b)
Asset-Backed Securities Corp. Home Equity, 2003-HE7 M1	1.142%	12/15/33	131,547	123,210	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	7,410,000	7,702,325	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	8,955,000	9,235,300	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-3A A	2.100%	3/20/19	5,900,000	5,891,292	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-1A A	1.920%	9/20/19	5,700,000	5,591,170	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-2A A	2.970%	2/20/20	2,870,000	2,924,633	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.735%	9/25/34	72,670	70,435	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-CL1 A1	0.665%	9/25/34	3,942,120	3,734,339	(b)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.445%	2/25/36	383,405	378,065	(b)
Brazos Student Loan Finance Corp., 2009-1 AS	2.738%	12/27/39	6,700,000	7,395,882	(b)
CDC Mortgage Capital Trust, 2002-HE1 A	0.785%	1/25/33	268,505	258,991	(b)
CDC Mortgage Capital Trust, 2004-HE3 M1	1.080%	11/25/34	174,396	165,974	(b)
CIT Group Home Equity Loan Trust, 2003-1 A4	3.930%	3/20/32	713,237	725,498

See Notes to Financial Statements.

30	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	421,193	$429,089
Countrywide Asset-Backed Certificates, 2002-BC1	0.825%	4/25/32	93,042	61,101	(b)
Countrywide Asset-Backed Certificates, 2003-1	0.845%	6/25/33	128,563	121,840	(b)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.785%	9/25/33	470,971	442,920	(b)
Countrywide Asset-Backed Certificates, 2004-15	4.614%	12/25/32	1,288,333	1,267,976	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.505%	12/25/36	141,279	79,975	(a)(b)
Countrywide Asset-Backed Certificates, 2007-SD1 A1	0.615%	3/25/47	463,824	250,794	(a)(b)
Countrywide Home Equity Loan Trust, 2004-I A	0.457%	2/15/34	192,514	167,969	(b)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.307%	7/15/36	146,013	112,924	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.318%	11/15/36	1,276,144	1,070,145	(b)
Countrywide Home Equity Loan Trust, 2006-I 2A	0.307%	1/15/37	15,453,767	13,560,603	(b)
Countrywide Home Equity Loan Trust, 2007-B A	0.317%	2/15/37	13,936,629	12,325,764	(b)
Education Funding Capital Trust, 2004-1 A4	1.667%	6/15/43	4,600,000	4,511,340	(b)
EFS Volunteer No. 2 LLC, 2012-1 A2	1.516%	3/25/36	200,000	201,590	(a)(b)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.166%	4/25/33	6,650,000	6,529,768	(a)(b)
EMC Mortgage Loan Trust, 2002-B A1	0.815%	2/25/41	247,355	224,483	(a)(b)
Fairbanks Capital Mortgage Loan Trust, 1999-1 A	1.365%	5/25/28	271,165	251,114	(a)(b)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN	0.405%	10/25/34	21,808,274	19,195,573	(a)(b)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.375%	11/25/36	128,475	104,027	(b)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	8,909	1,229
Green Tree Financial Corp., 1993-2	8.000%	7/15/18	33,583	33,739
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/26	443,019	21,395	(b)
Green Tree Home Improvement Loan Trust, 1996-A	7.400%	2/15/26	40,538	40,333
Greenpoint Manufactured Housing, 1999-2 A2	2.929%	3/18/29	7,025,000	6,118,803	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.556%	6/19/29	3,025,000	2,563,221	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.667%	2/20/30	2,900,000	2,451,516	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.669%	2/20/32	4,350,000	3,930,938	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.669%	3/13/32	6,850,000	6,079,882	(b)
Greenpoint Mortgage Funding Trust, 2005-HE1	0.765%	9/25/34	5,543	5,537	(b)
GSAA Home Equity Trust, 2005-6 A3	0.535%	6/25/35	9,058,892	8,399,677	(b)
GSAA Home Equity Trust, 2007-6 A4	0.465%	5/25/47	18,776,513	13,233,235	(b)
GSAMP Trust, 2006-S4 A1	0.255%	5/25/36	129,229	25,597	(b)
GSRPM Mortgage Loan Trust, 2007-1 A	0.565%	10/25/46	10,995,419	7,970,799	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	5,500,000	5,751,383	(a)
Hertz Vehicle Financing LLC, 2013-1A A2	1.830%	8/25/19	9,350,000	9,158,175	(a)
HLSS Servicer Advance Receivables Backed Notes, 2013-T5 AT5	1.979%	8/15/46	9,310,000	9,314,655	(a)
HLSS Servicer Advance Receivables Backed Notes, 2013-T7 B7	2.090%	11/15/46	5,000,000	4,991,500	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	31

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.425%	3/25/31	51,699	$42,058	(b)
Indymac Seconds Asset Backed Trust, 2006-A A	0.425%	6/25/36	442,976	109,725	(b)
Lehman XS Trust, 2005-5N 3A1A	0.465%	11/25/35	4,595,252	4,083,731	(b)
Lehman XS Trust, 2006-4N A2A	0.385%	4/25/46	3,987,230	2,940,710	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.465%	11/25/34	11,540,035	11,447,253	(b)
Long Beach Mortgage Loan Trust, 2006-8 2A4	0.405%	9/25/36	5,814,947	2,730,798	(b)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.325%	10/25/36	5,073,642	2,238,196	(b)
Morgan Stanley ABS Capital I, 2003-HE3 M1	1.185%	10/25/33	913,524	843,038	(b)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.465%	3/25/36	191,980	80,012	(b)
Nelnet Student Loan Corp., 2004-2A A5B	1.090%	2/25/39	400,000	384,094	(b)
Nelnet Student Loan Trust, 2004-4 A5	0.398%	1/25/37	85,494	83,108	(b)
Northstar Education Finance Inc., 2007-1 A6	1.443%	1/29/46	12,175,000	11,163,708	(b)
Northstar Education Finance Inc., Student Loan Asset Backed Note	1.668%	1/29/46	6,475,000	5,937,575	(b)
Novastar Home Equity Loan, 2003-3 A2C	1.225%	12/25/33	103,746	96,324	(b)
Option One Mortgage Loan Trust, 2002-6 A2	0.965%	11/25/32	839,090	773,953	(b)
Option One Mortgage Loan Trust, 2003-1 A2	1.005%	2/25/33	56,936	52,351	(b)
Origen Manufactured Housing, 2006-A A2	2.368%	10/15/37	30,442,644	25,809,325	(b)
Origen Manufactured Housing, 2007-A A2	2.381%	4/15/37	15,454,166	12,791,600	(b)
Origen Manufactured Housing Contract Trust, 2005-B	5.990%	1/15/37	1,233,190	1,287,649
Origen Manufactured Housing Contract Trust, 2005-B	6.480%	1/15/37	1,393,527	1,490,047
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2	1.965%	7/25/35	10,253,028	9,472,424	(b)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	4,475,000	1,532,688	(a)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.705%	8/25/31	154,595	99,201	(b)
RAAC, 2007-RP2 M1	0.815%	2/25/46	10,000,000	4,215,350	(a)(b)
RAAC Series, 2006-RP4 A	0.455%	1/25/46	53,290	49,968	(a)(b)
RAAC Series, 2007-RP3 A	0.545%	10/25/46	7,421,505	6,094,354	(a)(b)
Renaissance Home Equity Loan Trust, 2003-1 A	1.025%	6/25/33	31,894	30,040	(b)
Renaissance Home Equity Loan Trust, 2003-3 A	0.665%	12/25/33	186,372	181,096	(b)
Renaissance Home Equity Loan Trust, 2003-4 A3	0.785%	3/25/34	9,734,928	9,088,617	(b)
Renaissance Home Equity Loan Trust, 2005-1	0.495%	5/25/35	1,361,737	1,167,986	(b)
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	16,500,000	11,839,889
Residential Asset Mortgage Products Inc., 2003-RS4 AIIB	0.825%	5/25/33	450,172	381,924	(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.290%	8/25/33	3,099,093	2,578,048	(b)
Residential Asset Mortgage Products Inc., 2004-KR1 MI1	1.035%	4/25/34	22,386,032	20,269,656	(a)(b)(f)
Residential Asset Mortgage Products Inc., 2004-KR1 MI2	2.145%	4/25/34	8,136,274	2,702,952	(a)(b)(f)
Residential Asset Mortgage Products Inc., 2004-KR1 MII1	0.915%	4/25/34	18,311,678	16,112,079	(a)(b)(f)
Residential Asset Mortgage Products Inc., 2004-KR1 MII2	1.740%	4/25/34	9,568,143	5,344,956	(a)(b)(f)

See Notes to Financial Statements.

32	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Residential Funding Mortgage Securities II, 2003-HS3	0.455%	8/25/33	43,855	$39,510	(b)
Residential Funding Securities Corp., 2002-RP2 A1	1.665%	10/25/32	3,149,114	2,791,815	(a)(b)
SACO I Trust, 2006-3 A3	0.625%	4/25/36	1,053,495	1,341,841	(b)
SACO I Trust, 2006-5 1A	0.465%	4/25/36	90,919	108,676	(b)
SACO I Trust, 2006-6 A	0.425%	6/25/36	136,323	171,950	(b)
Saxon Asset Securities Trust, 2002-3 M1	1.290%	12/25/32	1,042,198	951,317	(b)
Saxon Asset Securities Trust, 2003-3 M1	1.140%	12/25/33	7,562,661	7,048,286	(b)
Saxon Asset Securities Trust, 2005-1 M1	0.855%	5/25/35	746,971	689,644	(b)
SLM Student Loan Trust, 2004-3 A5	0.408%	7/25/23	20,805,632	20,523,237	(b)
SLM Student Loan Trust, 2005-04 A3	0.358%	1/25/27	100,000	97,551	(b)
SLM Student Loan Trust, 2006-5 A5	0.348%	1/25/27	14,430,000	14,138,990	(b)
SLM Student Loan Trust, 2012-06 A3	0.915%	5/26/26	2,500,000	2,501,735	(b)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	1,881,848	1,845,681	(a)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.505%	7/25/29	8,247	7,289	(b)
Structured Asset Investment Loan Trust, 2005-HE1 M2	0.885%	7/25/35	8,514,970	6,445,815	(b)
Structured Asset Securities Corp., 2005-SC1 1A2	7.961%	5/25/31	407,430	359,892	(a)(b)
Structured Asset Securities Corp., 2006-ARS1 A1	0.385%	2/25/36	1,166,259	81,315	(a)(b)
UCFC Home Equity Loan, 1998-C	5.935%	1/15/30	452	454
Total Asset-Backed Securities (Cost — $413,636,058)				432,500,265
Collateralized Mortgage Obligations — 15.9%
ACRE Commercial Mortgage Trust	3.164%	6/15/30	2,351,000	2,351,153	(a)(b)
ACRE Commercial Mortgage Trust	4.168%	6/15/30	6,446,000	6,441,855	(a)(b)
American Home Mortgage Assets, 2006-3 3A12	0.355%	10/25/46	10,994,977	7,713,241	(b)
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	3,669,000	3,956,290	(b)
Banc of America Commercial Mortgage Trust, 2006-5 AM	5.448%	9/10/47	1,600,000	1,712,270
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	64,369	67,652
Banc of America Funding Corp., 2004-B 3A2	2.836%	12/20/34	158,158	99,196	(b)
Banc of America Funding Corp., 2005-F 2A1	2.875%	9/20/35	10,355,931	7,716,691	(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.154%	12/25/34	96,122	94,402	(b)
BCAP LLC Trust, 2009-RR4 8A2	2.934%	9/26/35	4,455,672	2,993,757	(a)(b)
BCAP LLC Trust, 2010-RR06 4A13	2.934%	9/26/35	3,643,600	2,483,784	(a)(b)
Bear Stearns ARM Trust, 2005-12 11A1	2.571%	2/25/36	331,188	261,380	(b)
Bear Stearns Asset-Backed Securities I Trust, 2006-AC2 1A2	22.952%	3/25/36	3,739,703	4,242,386	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-AC9 A4	16.468%	12/25/35	1,431,700	1,676,808	(b)
Bear Stearns Asset-Backed Securities Trust, 2006-AC4 A2	32.870%	7/25/36	2,619,020	4,008,239	(b)
Bear Stearns Asset-Backed Securities Trust, 2007-AC4 A2	24.624%	2/25/37	5,686,089	6,650,950	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AMA	6.087%	6/11/50	4,933,000	5,553,142	(b)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	33

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
CD Commercial Mortgage Trust, 2006-CD2 AM	5.351%	1/15/46	2,500,000	$2,684,673	(b)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.365%	10/25/36	916,443	767,073	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-05	1.620%	8/25/35	136,571	101,893	(b)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	2.767%	12/25/35	191,807	143,083	(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.565%	5/25/35	1,016,899	1,005,921	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A3	0.405%	11/25/36	37,346,000	30,786,063	(b)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A4	0.405%	11/25/36	9,320,579	7,472,019	(b)
COBALT CMBS Commercial Mortgage Trust, 2007-C2 AMFX	5.526%	4/15/47	5,445,000	6,019,246	(b)
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	10/15/45	960,000	902,379
Commercial Mortgage Pass-Through Certificates, 2013-CR11 AM	4.715%	10/10/46	7,275,000	7,543,964	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR11 D	5.173%	10/10/46	2,807,000	2,478,157	(a)(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 A4	4.046%	10/10/46	11,560,000	11,667,034
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	3,413,000	3,428,922
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	1,470,000	1,469,563	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.086%	10/10/46	730,000	720,495	(b)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	4,770,000	4,535,435	(a)
Commercial Mortgage Trust, 2013-CR10 A2	2.972%	8/10/46	1,050,000	1,075,306
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	9,848,101	10,415,293
Countrywide Alternative Loan Trust, 2004-33 2A1	2.644%	12/25/34	27,597	27,055	(b)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.495%	10/25/35	13,476,441	10,630,513	(b)
Countrywide Alternative Loan Trust, 2005-62 1A1	0.465%	12/25/35	10,281,249	8,323,329	(b)
Countrywide Alternative Loan Trust, 2006-0A01 2A1	0.377%	3/20/46	184,992	132,499	(b)
Countrywide Alternative Loan Trust, 2006-0A02 A5	0.397%	5/20/46	4,304,606	2,582,092	(b)
Countrywide Alternative Loan Trust, 2006-0A09 2A1B	0.367%	7/20/46	388,346	231,106	(b)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.355%	8/25/46	439,106	320,176	(b)
Countrywide Alternative Loan Trust, 2006-0A17 1A1A	0.362%	12/20/46	1,906,141	1,349,260	(b)
Countrywide Alternative Loan Trust, 2006-0A18 A2	0.405%	12/25/46	149,511	40,800	(b)
Countrywide Alternative Loan Trust, 2006-43CB 1A10	6.000%	2/25/37	24,691,086	19,578,377
Countrywide Home Loan Mortgage Pass Through Trust, 2006-HYB1 2A1	2.461%	3/20/36	105,679	93,826	(b)
Countrywide Home Loans, 2005-R3 AF	0.565%	9/25/35	4,084,716	3,560,369	(a)(b)
Countrywide Home Loans, 2006-0A5 1A1	0.365%	4/25/46	3,026,712	2,367,273	(b)

See Notes to Financial Statements.

34	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Countrywide Home Loans, 2006-R1 AF2	0.535%	1/25/36	6,555,217	$5,718,725	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.525%	3/25/35	2,899,804	2,526,695	(a)(b)
Countrywide Home Loans Pass-Through Certificates, 2006-HYB3 2A1A	2.625%	5/20/36	527,432	435,382	(b)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AM	5.614%	1/15/49	10,048,000	10,666,866	(b)
Credit Suisse First Boston Mortgage Securities Corp., 2005-9 4A1	19.072%	10/25/35	3,248,843	4,163,821	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	136,407	147,235
DBUBS Mortgage Trust, 2011-LC3A XA, IO	1.435%	8/10/44	771,382	26,294	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.615%	6/25/34	121,277	109,026	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2A	0.986%	9/19/44	193,196	184,724	(b)
Extended Stay America Trust, 2013-ESH7 A27	2.958%	12/5/31	3,520,000	3,415,790	(a)
Federal Home Loan Mortgage Corp. (FHLMC), -4097 SG Remics IO	5.983%	8/15/32	2,193,308	459,063	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	24,871,777	26,814,263
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	6.123%	11/15/36	4,213,206	579,929	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.333%	7/15/37	1,923,951	260,734	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.863%	9/15/37	4,525,870	677,245	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.063%	1/15/40	9,433,038	1,245,925	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	11,624,946	12,407,723
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	39,311,405	42,853,323
Federal Home Loan Mortgage Corp. (FHLMC), 3768 MB PAC	4.000%	12/15/39	27,950,934	28,920,748
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	29,981,354	32,041,943
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.783%	10/15/41	25,686,005	5,122,694	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3997 SK, IO, PAC-1	6.433%	11/15/41	13,932,037	2,641,453	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.883%	8/15/39	10,359,376	1,398,177	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4060 JS, IO	5.833%	6/15/42	7,317,994	1,446,644	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4063 S, IO	5.783%	6/15/42	3,639,973	719,510	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.883%	7/15/42	2,489,513	610,118	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	10,583,172	1,668,821
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.883%	8/15/42	3,646,114	818,798	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	10,278,223	1,890,488
Federal Home Loan Mortgage Corp. (FHLMC), 4120 SV, IO	5.983%	10/15/42	7,771,662	1,696,566	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.983%	11/15/42	2,898,463	700,205	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.983%	11/15/42	2,773,370	627,339	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.983%	11/15/42	4,646,515	1,082,002	(b)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	35

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), 4147 CS, IO	5.933%	12/15/42	7,112,214	$1,629,555	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO	6.033%	5/15/39	29,245,974	5,751,227	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4199 SB, IO	6.033%	5/15/40	11,092,055	2,319,629	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.083%	9/15/42	6,863,935	1,367,745	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4239 IO, IO	3.500%	6/15/27	7,840,782	1,137,935
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	30,625,554	33,880,591
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.666%	7/25/21	42,606,387	4,181,987	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.039%	1/25/20	32,753,823	1,655,968	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.217%	4/25/20	108,503,993	6,154,346	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.665%	6/25/20	71,374,337	5,713,230	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.490%	8/25/20	33,278,346	2,426,724	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.575%	10/25/21	27,671,127	2,642,510	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.446%	12/25/21	22,226,573	1,930,711	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K024 X1, IO	0.903%	9/25/22	19,090,266	1,140,701	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.083%	5/25/18	59,472,802	4,716,847	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.379%	6/25/21	40,395,859	2,985,052	(b)
Federal National Mortgage Association (FNMA), 2006-104 IC, IO	6.435%	11/25/36	10,895,477	2,090,173	(b)
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.315%	4/25/40	7,817,907	1,251,178	(b)
Federal National Mortgage Association (FNMA), 2010-075 PU PAC	4.500%	4/25/39	19,792,780	20,484,835
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.485%	9/25/40	7,453,512	1,229,873	(b)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	19,331,985	20,054,015
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.365%	12/25/40	1,107,606	124,218	(b)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.365%	1/25/41	9,810,125	1,456,313	(b)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	917,633	998,341

See Notes to Financial Statements.

36	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2011-059 SW, IO	6.475%	7/25/41	5,816,817	$910,041	(b)
Federal National Mortgage Association (FNMA), 2011-063 SW, IO	6.515%	7/25/41	9,154,569	1,212,426	(b)
Federal National Mortgage Association (FNMA), 2011-087 SJ, IO	5.785%	9/25/41	29,771,415	4,608,770	(b)
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	6.535%	10/25/26	4,440,058	852,101	(b)
Federal National Mortgage Association (FNMA), 2011-117 LS, IO	6.435%	10/25/40	4,813,303	902,314	(b)
Federal National Mortgage Association (FNMA), 2012-017 WS, IO	6.385%	7/25/39	6,379,082	1,152,901	(b)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	10,665,182	11,890,825
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	15,114,237	16,526,602
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	31,983,722	35,519,171
Federal National Mortgage Association (FNMA), 2012-070 IW, IO	3.000%	2/25/27	3,420,576	438,991
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	6.485%	2/25/41	4,661,388	978,622	(b)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	12,596,345	1,630,148
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	1,361,211	1,220,280
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	6.485%	3/25/42	14,162,879	2,181,508	(b)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	864,073	772,470
Federal National Mortgage Association (FNMA), 2012-075 DS, IO	5.785%	7/25/42	26,407,096	5,205,750	(b)
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.435%	7/25/42	77,080	15,037	(b)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	10,157,160	1,309,572
Federal National Mortgage Association (FNMA), 2012-093 SG, IO	5.935%	9/25/42	5,983,147	1,264,206	(b)
Federal National Mortgage Association (FNMA), 2012-093 UI, IO	3.000%	9/25/27	1,779,193	233,164
Federal National Mortgage Association (FNMA), 2012-111 JS, IO	5.935%	7/25/40	11,872,665	2,118,958	(b)
Federal National Mortgage Association (FNMA), 2012-120 ES, IO	6.035%	11/25/39	24,269,754	4,913,502	(b)
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.985%	11/25/42	6,812,475	1,512,490	(b)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	37

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.985%	11/25/42	5,362,202	$1,207,089	(b)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.985%	11/25/42	8,095,972	1,823,755	(b)
Federal National Mortgage Association (FNMA), 2012-133 CS, IO	5.985%	12/25/42	9,150,153	2,002,134	(b)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.985%	12/25/42	2,857,775	688,346	(b)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.985%	12/25/42	7,890,745	1,765,773	(b)
Federal National Mortgage Association (FNMA), 2012-134 SK, IO	5.985%	12/25/42	6,534,255	1,406,745	(b)
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	14,107,045	1,910,789
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	26,258,690	28,761,248
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	58,999,537	64,308,257
Federal National Mortgage Association (FNMA), 2013-009 SA, IO	5.985%	3/25/42	17,337,533	2,405,929	(b)
Federal National Mortgage Association (FNMA), 2013-019 SK, IO	5.985%	3/25/43	6,020,067	1,450,140	(b)
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	12,579,610	1,869,097
Federal National Mortgage Association (FNMA), 2013-070 JZ	3.000%	7/25/43	15,943,067	10,825,566
Federal National Mortgage Association (FNMA), 384 14, IO	5.500%	1/25/40	3,247,404	583,229
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	5,316,981	933,234
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	2,044,918	400,040
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	1,047,999	196,770	(b)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	987,678	187,399	(b)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	1,245,111	202,434
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	6,189,137	1,178,162
Federal National Mortgage Association (FNMA), 409 C01, IO	3.000%	11/25/26	16,042,485	1,855,263
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	431,637	48,151
Federal National Mortgage Association (FNMA), 409 C15, IO	4.000%	11/25/39	1,765,592	333,860
Federal National Mortgage Association (FNMA), 409 C18, IO	4.000%	4/25/42	7,899,857	1,909,502
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	13,176,407	2,829,684
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	6,114,443	1,115,412
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.535%	2/25/37	177,768	118,936	(b)
Government National Mortgage Association (GNMA), 2006-016 GS, IO	6.823%	4/20/36	2,000,117	322,689	(b)

See Notes to Financial Statements.

38	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2009-106 SC, IO, PAC	6.183%	11/20/39	5,574,058	$858,881	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC	6.333%	3/20/39	3,945,860	638,132	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.313%	4/20/40	1,956,664	385,376	(b)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	7,100,000	7,679,758
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.383%	4/16/34	1,550,018	97,435	(b)
Government National Mortgage Association (GNMA), 2010-059 PB, PAC	4.500%	7/20/39	14,600,000	15,436,332
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.483%	1/20/40	1,257,424	216,192	(b)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	40,000,000	42,468,040
Government National Mortgage Association (GNMA), 2010-101 NI, IO, PAC	5.000%	11/20/36	8,966,894	691,756
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	30,000,000	32,018,190
Government National Mortgage Association (GNMA), 2010-118, IO	1.122%	4/16/53	15,180,584	787,508	(b)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.164%	5/20/60	1,165,330	1,181,244	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.519%	8/20/58	2,804,553	2,780,720	(b)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.549%	12/20/60	528,109	522,830	(b)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.569%	12/20/60	13,571,936	13,432,891	(b)
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.963%	2/16/36	10,706,876	1,422,459	(b)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	21,900,000	23,590,198
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	261,261	33,421
Government National Mortgage Association (GNMA), 2011-H06 FA	0.619%	2/20/61	3,411,523	3,369,421	(b)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.649%	3/20/61	12,546,014	12,480,624	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.669%	3/20/61	9,999,423	9,955,486	(b)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	13,854,530	2,349,579

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	39

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	9,341,112	$974,985
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.933%	8/16/42	10,805,880	1,819,101	(b)
Government National Mortgage Association (GNMA), 2012-100 IO, IO	0.891%	8/16/52	30,877,282	2,020,640	(b)
Government National Mortgage Association (GNMA), 2013-153 AB	2.900%	6/16/44	12,506,933	12,827,137	(b)
Government National Mortgage Association (GNMA), 2013-154 AB	2.900%	2/16/44	37,755,831	38,740,824	(b)
Government National Mortgage Association (GNMA), 2013-178 A	2.250%	3/16/35	13,244,683	13,253,968
Government National Mortgage Association (GNMA), 2013-178 IO, IO	0.950%	6/16/55	32,193,529	2,118,978	(b)
Government National Mortgage Association (GNMA), 2013-193 AB	2.000%	12/16/49	15,920,000	15,834,143
GreenPoint Mortgage Funding Trust, 2005-AR4 1A2A	0.485%	10/25/45	4,497,496	3,315,464	(b)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.395%	4/25/36	2,208,101	1,485,158	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.820%	7/10/38	3,065,000	3,345,981	(b)
GS Mortgage Securities Corp. II, 2011-GC5 X4, IO	1.724%	8/10/44	300,763	21,372	(a)(b)
GS Mortgage Securities Trust, 2012-ALOH A	3.551%	4/10/34	1,900,000	1,868,107	(a)
GS Mortgage Securities Trust, 2013-GC13 A5	4.040%	7/10/46	2,840,000	2,909,103	(b)
GS Mortgage Securities Trust, 2013-GC16 A4	4.271%	11/10/46	24,370,000	24,982,150
GS Mortgage Securities Trust, 2013-GC16 AS	4.649%	11/10/46	6,783,000	6,981,287
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	5,462,000	5,608,988	(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.515%	3/25/35	11,706,776	9,923,717	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.515%	9/25/35	25,547,468	21,199,238	(a)(b)
GSR Mortgage Loan Trust, 2005-AR7 1A1	2.787%	11/25/35	1,737,035	1,577,363	(b)
HarborView Mortgage Loan Trust, 2005-3	0.406%	6/19/35	9,624,305	8,390,296	(b)
HarborView Mortgage Loan Trust, 2005-7 1A1	2.806%	6/19/45	3,872,145	2,541,649	(b)
HarborView Mortgage Loan Trust, 2006-02	2.699%	2/25/36	2,432,260	1,931,299	(b)
HarborView Mortgage Loan Trust, 2006-07 2A1A	0.366%	9/19/46	2,695,597	2,058,927	(b)
HarborView Mortgage Loan Trust, 2006-13 A	0.346%	11/19/46	432,877	296,160	(b)
HarborView Mortgage Loan Trust, 2007-4 2A1	0.386%	7/19/47	530,249	441,497	(b)
IMPAC CMB Trust, 2003-4 1A1	0.805%	10/25/33	49,426	48,571	(b)
IMPAC CMB Trust, 2005-7 A1	0.425%	11/25/35	6,767,055	5,149,729	(b)
IMPAC CMB Trust, 2007-A A	0.415%	5/25/37	11,801,017	11,626,563	(b)
IMPAC Secured Assets Corp., 2005-1 5A1	0.435%	7/25/35	40,737	24,678	(b)
IMPAC Secured Assets Corp., 2006-2 2A1	0.515%	8/25/36	1,762,512	1,708,956	(b)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.475%	3/25/35	191,906	183,258	(b)

See Notes to Financial Statements.

40	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Indymac Index Mortgage Loan Trust, 2006-AR02 1A1B	0.375%	4/25/46	9,883,474	$7,602,892	(b)
Indymac Index Mortgage Loan Trust, 2006-AR06 2A1A	0.365%	6/25/47	386,110	298,875	(b)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.285%	7/25/36	138,703	103,468	(b)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.519%	8/25/37	441,309	367,606	(b)
Indymac INDX Mortgage Loan Trust, 2005-AR09 1A1	2.426%	7/25/35	81,594	61,303	(b)
Indymac INDX Mortgage Loan Trust, 2005-AR13	2.438%	8/25/35	376,113	286,866	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 AS	4.420%	11/15/45	7,700,000	7,873,766
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.081%	11/15/45	3,120,000	3,134,330	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 D	5.081%	11/15/45	3,000,000	2,689,794	(a)(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.887%	1/15/47	1,602,000	1,611,037	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	24,000,000	26,272,800
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AM	5.874%	2/12/51	4,115,000	4,655,958	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AMFX	5.930%	2/12/51	1,550,000	1,744,027	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C5 A3	4.171%	8/15/46	558,000	585,975
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN A	1.567%	10/15/30	11,800,000	11,822,479	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN C	2.717%	10/15/30	9,270,000	9,277,499	(a)(b)
La Hipotecaria SA, 2007-1GA A	5.023%	12/23/36	208,049	205,969	(a)(b)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	5.884%	7/15/44	4,670,000	5,184,125	(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.504%	6/15/36	867,357	2,092	(a)(b)(e)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.164%	9/15/45	4,896,000	5,596,104	(b)
Luminent Mortgage Trust, 2006-4 A1A	0.355%	5/25/46	337,100	239,784	(b)
Luminent Mortgage Trust, 2006-7 2A1	0.335%	12/25/36	3,006,781	2,221,125	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.179%	12/25/34	18,778	18,514	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-6 5A1	2.838%	7/25/34	614,904	603,201	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.375%	4/25/46	321,747	237,481	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	2.652%	1/25/36	1,090,851	1,031,911	(b)
MASTR ARM Trust, 2004-4 3A1	2.211%	5/25/34	988,130	977,329	(b)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	2,707,100	2,779,017	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	4,181,352	4,320,014	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.515%	5/25/35	4,323,606	3,641,034	(a)(b)
MASTR Reperforming Loan Trust, 2006-1 1A1F	0.525%	7/25/35	3,037,293	2,575,193	(a)(b)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.859%	6/12/50	3,110,000	3,445,768	(b)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	41

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.894%	8/12/49	920,000	$1,026,026	(b)
MLCC Mortgage Investors Inc., 2003-B A1	0.845%	4/25/28	1,201,568	1,180,493	(b)
MLCC Mortgage Investors Inc., 2006-1 1A	2.480%	2/25/36	378,370	352,463	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.887%	8/15/45	30,131,006	2,847,953	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C6 AS	3.476%	11/15/45	2,740,000	2,629,668
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 A4	2.918%	2/15/46	4,080,000	3,822,250
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	4,333,000	4,038,317
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C09 AS	3.456%	5/15/46	4,940,000	4,669,688
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.083%	7/15/46	110,000	112,467	(b)
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	6,985,000	7,735,769	(b)
Morgan Stanley Capital I Inc., 2007-IQ15 A4	5.910%	6/11/49	160,000	178,492	(b)
Morgan Stanley Mortgage Loan Trust, 2004-05AR 2A	2.693%	7/25/34	84,605	83,137	(b)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A1	2.462%	10/25/34	6,131	5,993	(b)
Morgan Stanley Mortgage Loan Trust, 2004-10AR 4A	2.600%	11/25/34	2,835,661	2,809,139	(b)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.463%	7/25/35	4,670,289	3,970,619	(b)
Morgan Stanley Mortgage Loan Trust, 2006-06AR 3A1	2.558%	5/25/36	6,111,355	4,033,586	(b)
Mortgage IT Trust, 2005-2 1A1	0.425%	5/25/35	62,075	58,629	(b)
Mortgage IT Trust, 2005-3 A1	0.465%	8/25/35	119,714	110,703	(b)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	285,188	262,912
Prime Mortgage Trust, 2005-2 2A1	7.020%	10/25/32	381,242	408,877	(b)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	47,739,126	48,051,483	(a)
RBSCF Trust, 2013-GSP A	3.834%	1/13/32	27,680,000	27,587,012	(a)(b)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.615%	1/25/37	20,694,770	13,853,658	(b)
RBSSP Resecuritization Trust, 2010-3 4A1	3.160%	12/26/35	84,412	84,791	(a)(b)
Residential Accredit Loans Inc., 2005-QO3 A1	0.565%	10/25/45	1,519,643	1,136,049	(b)
Residential Accredit Loans Inc., 2006-QO1 3A1	0.435%	2/25/46	10,669,613	7,060,179	(b)
Residential Accredit Loans Inc., 2006-QO3 A1	0.375%	4/25/46	18,717,562	9,258,492	(b)
Residential Accredit Loans Inc., 2006-QO3 A2	0.425%	4/25/46	4,632,541	2,319,666	(b)
Residential Accredit Loans Inc., 2006-QO3 A3	0.495%	4/25/46	6,486,138	3,303,131	(b)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	5,786,699	4,507,422
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	125,456	138,687
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,021,210	993,889
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	239,152	228,193

See Notes to Financial Statements.

42	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	311,535	$319,044
Residential Asset Securitization Trust, 2004-A2 1A3, PAC	0.565%	5/25/34	39,105	37,307	(b)
Sequoia Mortgage Trust, 2007-3 1A1	0.367%	7/20/36	372,306	334,902	(b)
Structured ARM Loan Trust, 2004-08 1A1	2.466%	7/25/34	3,999	4,011	(b)
Structured ARM Loan Trust, 2004-09XS A	0.535%	7/25/34	102,263	94,459	(b)
Structured ARM Loan Trust, 2004-16 2A	2.424%	11/25/34	12,384,139	11,976,169	(b)
Structured ARM Loan Trust, 2004-16 5A2	5.070%	11/25/34	12,013,849	11,790,295	(b)
Structured ARM Loan Trust, 2005-19XS 2A1	0.465%	10/25/35	1,004,337	907,492	(b)
Structured Asset Mortgage Investments Inc., 2003-AR1 A1	0.906%	10/19/33	382,575	365,567	(b)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.375%	4/25/36	3,031,412	2,164,625	(b)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.345%	7/25/46	281,642	215,947	(b)
Structured Asset Securities Corp., 2002-9 A2	0.765%	10/25/27	66,428	65,652	(b)
Structured Asset Securities Corp., 2005-RF1 A	0.515%	3/25/35	79,286	66,582	(a)(b)
Thornburg Mortgage Securities Trust, 2004-01	1.726%	3/25/44	25,739	25,297	(b)
Thornburg Mortgage Securities Trust, 2004-03 A	0.905%	9/25/44	606,252	580,232	(b)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.086%	9/25/37	13,274,804	13,039,761	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.102%	9/25/37	12,908,240	13,399,037	(b)
UBS Barclays Commercial Mortgage Trust, 2012-C4 AS	3.317%	12/10/45	3,400,000	3,190,509	(a)
VNO Mortgage Trust, 2012-6AVE A	2.996%	11/15/30	2,000,000	1,864,920	(a)
Voyager BRSTN Delaware Trust, 2009-1 UAU7, IO	0.415%	12/26/36	796,217	717,508	(a)(b)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	4,299,000	4,625,694
Wachovia Bank Commercial Mortgage Trust, 2007-C31 A5	5.500%	4/15/47	5,200,000	5,748,137
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.487%	2/25/33	88,182	86,748	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.424%	9/25/33	30,240	30,513	(b)
Washington Mutual Inc., 2005-AR15 A1A1	0.425%	11/25/45	10,852,942	9,868,450	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.548%	11/25/34	133,448	128,913	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.485%	1/25/45	1,436,889	1,377,846	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.395%	4/25/45	6,147,557	5,781,735	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.435%	7/25/45	5,685,246	5,197,003	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.485%	8/25/45	546,687	527,200	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.455%	10/25/45	13,931,920	12,898,909	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.435%	12/25/45	14,736,355	13,605,251	(b)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	43

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR10 1A1	2.369%	9/25/36	2,512,062	$2,193,166	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.878%	6/25/47	40,272	34,841	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.240%	9/25/36	440,693	367,733	(b)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.595%	6/25/37	24,242,339	16,942,801	(b)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 A4	4.218%	7/15/46	2,100,000	2,161,738	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A2	2.617%	11/25/34	125,707	123,685	(b)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR4 2A2	2.691%	4/25/35	440,545	442,402	(b)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	260,584	264,526	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.626%	4/25/36	63,877	58,550	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 3A2	2.631%	4/25/36	4,202,967	4,051,261	(b)
WF-RBS Commercial Mortgage Trust, 2011-C2 XA, IO	1.120%	2/15/44	949,317	37,123	(a)(b)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.591%	6/15/45	215,288	20,583	(a)(b)
Total Collateralized Mortgage Obligations (Cost — $1,573,022,146)				1,547,554,898
Mortgage-Backed Securities — 22.4%
FHLMC — 1.7%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	2/1/14-11/1/36	704,989	747,104
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	10/1/16-4/1/32	397,584	452,388
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	7/1/20-12/1/38	17,956,942	19,573,160
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	6/1/27	6,346,364	6,298,081
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	7/1/29-9/1/39	13,204,213	14,734,727
Federal Home Loan Mortgage Corp. (FHLMC)	2.445%	8/1/35	2,333,582	2,467,220	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.232%	9/1/35	377,472	404,283	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.536%	9/1/35	1,723,023	1,825,148	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.355%	10/1/35	1,300,012	1,404,438	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.348%	12/1/35	57,571	60,640	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.532%	12/1/35	1,642,007	1,753,954	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.641%	1/1/36	184,850	197,900	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	1.790%	2/1/37	48,034	50,479	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	1.945%	2/1/37	43,530	45,698	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.049%	5/1/37	2,308,670	2,427,169	(b)

See Notes to Financial Statements.

44	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC)	2.171%	5/1/37	176,097	$186,959	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.495%	5/1/37	118,274	124,596	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.940%	5/1/37	1,126,149	1,199,501	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.525%	6/1/37	178,988	191,113	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.730%	6/1/37	601,713	634,272	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.854%	7/1/37	2,337,810	2,472,479	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.670%	8/1/37	2,463,286	2,600,714	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	3/1/38-11/1/41	3,539,731	3,820,561
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42-8/1/43	25,182,985	25,668,253
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/13/44	9,600,000	9,525,000	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	4/1/16-1/1/32	196,762	213,573
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	199,890	210,106
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-7/1/43	43,945,281	45,151,024
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	53,024	57,907
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	3/1/39	2,814,279	3,095,109
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	2/1/43	9,852,558	9,345,746
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	4/1/43-5/1/43	9,115,132	9,047,511
Total FHLMC				165,986,813
FNMA — 15.0%
Federal National Mortgage Association (FNMA)	6.500%	5/1/14-9/1/38	58,950,157	65,954,044
Federal National Mortgage Association (FNMA)	5.500%	1/1/17-5/1/40	19,164,118	21,060,516
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	295	325
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-12/1/39	34,900,317	38,645,848
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	25,987,275	24,971,952
Federal National Mortgage Association (FNMA)	3.000%	1/16/29	199,000,000	203,081,052	(h)
Federal National Mortgage Association (FNMA)	3.500%	1/16/29-1/13/44	80,800,000	80,928,701	(h)
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-2/1/39	17,230,128	19,340,853
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	7,033	7,981
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-11/1/41	191,083,275	203,329,826
Federal National Mortgage Association (FNMA)	3.500%	6/1/33-5/1/43	183,246,559	182,057,545
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-5/1/42	65,588,641	71,465,324
Federal National Mortgage Association (FNMA)	2.640%	5/1/35	1,128,549	1,191,593	(b)
Federal National Mortgage Association (FNMA)	2.372%	6/1/35	536,349	568,457	(b)
Federal National Mortgage Association (FNMA)	2.834%	6/1/35	3,842,612	4,097,253	(b)
Federal National Mortgage Association (FNMA)	2.275%	8/1/35	547,379	587,405	(b)
Federal National Mortgage Association (FNMA)	2.328%	9/1/35	1,190,946	1,254,074	(b)
Federal National Mortgage Association (FNMA)	2.435%	9/1/35	2,134,293	2,257,742	(b)
Federal National Mortgage Association (FNMA)	2.250%	10/1/35	779,100	834,429	(b)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	45

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.277%	10/1/35	863,617	$915,011	(b)
Federal National Mortgage Association (FNMA)	2.362%	10/1/35	809,092	868,312	(b)
Federal National Mortgage Association (FNMA)	3.048%	10/1/35	1,361,147	1,445,338	(b)
Federal National Mortgage Association (FNMA)	2.088%	11/1/35	89,195	93,886	(b)
Federal National Mortgage Association (FNMA)	2.113%	11/1/35	81,623	86,127	(b)
Federal National Mortgage Association (FNMA)	2.124%	11/1/35	125,693	132,315	(b)
Federal National Mortgage Association (FNMA)	2.140%	11/1/35	78,317	82,398	(b)
Federal National Mortgage Association (FNMA)	2.141%	11/1/35	108,518	114,224	(b)
Federal National Mortgage Association (FNMA)	2.806%	12/1/35	621,894	664,000	(b)
Federal National Mortgage Association (FNMA)	2.795%	2/1/36	152,087	163,220	(b)
Federal National Mortgage Association (FNMA)	1.768%	2/1/37	6,000,037	6,237,269	(b)
Federal National Mortgage Association (FNMA)	1.327%	8/1/37	246,673	263,656	(b)
Federal National Mortgage Association (FNMA)	1.950%	8/1/37	264,653	280,794	(b)
Federal National Mortgage Association (FNMA)	2.337%	11/1/37	71,696	76,150	(b)
Federal National Mortgage Association (FNMA)	4.000%	4/1/42-8/1/43	222,306,595	229,123,076
Federal National Mortgage Association (FNMA)	3.000%	11/1/42-2/1/43	16,491,284	15,440,502
Federal National Mortgage Association (FNMA)	4.000%	1/13/44	116,300,000	119,716,313	(h)
Federal National Mortgage Association (FNMA)	4.500%	1/13/44	100,000	105,957	(h)
Federal National Mortgage Association (FNMA)	5.000%	1/13/44	150,900,000	163,879,754	(h)
Total FNMA				1,461,323,222
GNMA — 5.7%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	90,990	98,157
Government National Mortgage Association (GNMA)	7.000%	8/15/23-7/15/31	262,833	291,759
Government National Mortgage Association (GNMA)	8.500%	11/15/27	3,488	3,503
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	15,077,338	17,035,425
Government National Mortgage Association (GNMA)	6.000%	1/15/29-11/20/41	38,756,580	43,543,418
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	17,013	18,066
Government National Mortgage Association (GNMA)	0.567%	8/20/31	1,185	1,195	(b)
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/36	17,744,286	19,697,321
Government National Mortgage Association (GNMA)	5.000%	4/20/35-11/20/40	35,101,376	38,431,934

See Notes to Financial Statements.

46	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	120,903,696	$129,729,273
Government National Mortgage Association (GNMA)	3.500%	1/21/44	52,100,000	52,509,068	(h)
Government National Mortgage Association (GNMA) II	4.500%	7/20/41	23,548,446	25,203,627
Government National Mortgage Association (GNMA) II	3.500%	1/21/44	85,000,000	85,747,073	(h)
Government National Mortgage Association (GNMA) II	4.000%	1/21/44	137,400,000	142,858,435	(h)
Total GNMA				555,168,254
Total Mortgage-Backed Securities (Cost — $2,200,041,420)				2,182,478,289
Municipal Bonds — 1.0%
Arizona — 0.0%
Arizona State Board of Regents University System Revenue	5.000%	7/1/43	1,400,000	1,438,962
California — 0.2%
California State, GO	5.000%	9/1/23	5,695,000	6,535,810
California State, GO	5.000%	11/1/43	3,370,000	3,408,923
California State, GO, Various Purpose	5.000%	9/1/25	4,165,000	4,626,274
California State, GO, Various Purpose	5.000%	4/1/42	4,220,000	4,265,154
Total California				18,836,161
Connecticut — 0.0%
Connecticut State, GO	5.000%	7/15/24	2,000,000	2,279,660
Georgia — 0.0%
Private Colleges & Universities Authority, GA, Revenue, Emory University	5.000%	10/1/43	3,110,000	3,246,249
New Jersey — 0.1%
New Jersey State EDA Lease Revenue, Rutgers University	5.000%	6/15/46	1,880,000	1,932,659
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/38	4,900,000	4,963,896
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/42	3,385,000	3,408,526
New Jersey State Turnpike Authority Revenue	5.000%	1/1/43	2,170,000	2,202,962
Total New Jersey				12,508,043
New York — 0.3%
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue	5.000%	6/15/47	1,890,000	1,927,025
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second General Resolution	5.000%	6/15/47	1,740,000	1,772,642

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	47

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
New York — continued
New York City, NY, TFA Revenue, Future Tax Secured	5.000%	11/1/42	3,050,000	$3,160,044
New York Liberty Development Corp., Liberty Revenue, 1 WTC Port Authority Constructions	5.000%	12/15/41	2,855,000	2,896,055
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/26	1,335,000	1,481,089
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/27	3,600,000	3,956,328
New York State Urban Development Corp. Revenue, State Personal Income Tax	5.000%	3/15/27	6,155,000	6,778,379
New York, NY, GO	5.000%	8/1/25	1,825,000	2,039,784
Total New York				24,011,346
Ohio — 0.1%
Northeast, OH, Regional Sewer District Revenue, Waste Water Revenue Improvement	5.000%	11/15/43	3,080,000	3,184,504
Ohio State Turnpike Commission Revenue, Junior Lien-Infrastructure Projects	5.000%	2/15/48	6,410,000	6,306,543
Ohio State Turnpike Commission Revenue, Senior Lien	5.000%	2/15/48	2,580,000	2,608,096
Total Ohio				12,099,143
Pennsylvania — 0.0%
Pennsylvania State Turnpike Commission Revenue	5.000%	12/1/43	2,330,000	2,312,013
Puerto Rico — 0.0%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/57	850,000	642,643
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	1,810,000	1,388,306
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/40	430,000	342,792
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	1,110,000	831,501
Total Puerto Rico				3,205,242
Texas — 0.1%
San Antonio, TX, Electric and Gas Revenue, Junior Lien	5.000%	2/1/43	5,325,000	5,418,081
Utah — 0.1%
Utah Transit Authority, Sales Tax Revenue	5.000%	6/15/42	5,760,000	5,763,744
Virginia — 0.1%
Richmond, VA, GO	5.000%	3/1/27	1,480,000	1,666,243
Richmond, VA, GO	5.000%	3/1/28	1,600,000	1,785,312
Richmond, VA, GO	5.000%	3/1/29	1,665,000	1,842,722
Total Virginia				5,294,277
Total Municipal Bonds (Cost — $95,894,635)				96,412,921
Senior Loans — 3.6%
Consumer Discretionary — 1.4%
Auto Components — 0.1%
Schaeffler AG, USD Term Loan C	4.250%	1/27/17	6,294,821	6,342,032	(i)

See Notes to Financial Statements.

48	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Consumer Services — 0.1%
Laureate Education Inc., Term Loan B	5.000%	6/15/18	2,493,647	$2,505,076	(i)
ServiceMaster Co., New Term Loan	4.250%	1/31/17	4,950,000	4,881,937	(i)
Total Diversified Consumer Services				7,387,013
Hotels, Restaurants & Leisure — 0.5%
Aramark Corp., USD Term Loan D	4.000%	9/9/19	6,915,529	6,944,346	(i)
Caesars Entertainment Operating Co., Extended Term Loan B6	5.489%	1/26/18	6,187,510	5,897,470	(i)
Caesars Entertainment Operating Co., Term Loan B4	9.500%	10/31/16	1,454,545	1,464,243	(i)
CCM Merger Inc., New Term Loan B	5.000%	3/1/17	3,080,537	3,107,492	(i)
Dunkin Brands Inc., Term Loan B3	3.750%	2/14/20	10,100,892	10,129,750	(i)
Hilton Worldwide Finance LLC, USD Term Loan B2	3.750%	10/26/20	4,192,105	4,220,637	(i)
Landry’s Inc., Term Loan B	4.000%	4/24/18	3,343,034	3,365,322	(i)
Oceania Cruises Inc., New Term Loan B	6.750%	7/2/20	2,992,500	3,017,437	(i)
Wendy’s International Inc., New Term Loan B	3.250%	5/15/19	10,170,558	10,170,558	(i)
Total Hotels, Restaurants & Leisure				48,317,255
Media — 0.4%
Charter Communications Operating LLC, Term Loan E	3.000%	7/1/20	2,985,000	2,955,150	(i)
Charter Communications Operating LLC, Term Loan F	3.000%	1/4/21	6,965,000	6,895,350	(i)
CSC Holdings Inc., New Term Loan B	2.669%	4/17/20	10,218,650	10,105,519	(i)
Nine Entertainment Group Ltd., Term Loan B	3.250%	2/5/20	2,984,962	2,973,769	(i)
Univision Communications Inc., Converted Extended Term Loan	4.500%	3/2/20	9,889,986	9,937,665	(i)
Virgin Media Investment Holdings Ltd., USD Term Loan B	3.500%	6/8/20	12,760,000	12,775,950	(i)
Total Media				45,643,403
Specialty Retail — 0.3%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	10,694,349	9,977,828	(i)
J. Crew Group Inc., Term Loan B1	4.000%	3/7/18	1,989,796	2,000,342	(i)
Michaels Stores Inc., New Term Loan	3.750%	1/28/20	7,989,850	8,017,263	(i)
Party City Holdings Inc., Refinance Term Loan B	4.250%	7/29/19	7,457,827	7,482,065	(i)
Total Specialty Retail				27,477,498
Textiles, Apparel & Luxury Goods — 0.0%
Phillips-Van Heusen Corp., Term Loan B	3.250%	2/13/20	3,545,114	3,559,517	(i)
Total Consumer Discretionary				138,726,718
Consumer Staples — 0.4%
Food & Staples Retailing — 0.1%
Supervalu Inc., Refinance Term Loan B	5.000%	3/21/19	10,271,524	10,363,536	(i)
Food Products — 0.3%
Del Monte Foods Co., Term Loan	4.000%	3/8/18	10,619,184	10,634,274	(i)
H.J. Heinz Co., Term Loan B1	3.250%	6/7/19	2,298,450	2,309,655	(i)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	49

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
H.J. Heinz Co., Term Loan B2	3.500%	6/5/20	12,039,500	$12,121,537	(i)
Total Food Products				25,065,466
Household Products — 0.0%
Sun Products Corp., New Term Loan	5.500%	3/23/20	1,989,975	1,880,526	(i)
Visant Corp., Term Loan B	5.250%	12/22/16	2,750,711	2,709,451	(i)
Total Household Products				4,589,977
Total Consumer Staples				40,018,979
Energy — 0.1%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	4,332,126	4,345,664	(i)
Oil, Gas & Consumable Fuels — 0.1%
Arch Coal Inc., Term Loan B	6.250%	5/16/18	2,972,374	2,928,531	(i)
Chesapeake Energy Corp., New Unsecured Term Loan	5.750%	12/1/17	4,000,000	4,080,716	(i)
Total Oil, Gas & Consumable Fuels				7,009,247
Total Energy				11,354,911
Financials — 0.0%
Diversified Financial Services — 0.0%
Star West Generation LLC, New Term Loan B	4.250%	3/13/20	2,481,250	2,502,961	(i)
Health Care — 0.3%
Health Care Providers & Services — 0.2%
CRC Health Corp., Extended Term Loan	4.667%	11/16/15	4,818,014	4,824,037	(i)
Envision Healthcare Corp., Term Loan	4.000%	5/25/18	9,984,003	10,001,764	(i)
Total Health Care Providers & Services				14,825,801
Health Care Technology — 0.0%
Multiplan Inc., New Term Loan B	4.000%	8/25/17	1,732,150	1,742,976	(i)
Pharmaceuticals — 0.1%
Par Pharmaceutical Cos. Inc., Refinance Term Loan B	4.250%	9/30/19	10,510,782	10,555,453	(i)
Total Health Care				27,124,230
Industrials — 0.6%
Aerospace & Defense — 0.0%
FGI Operating Co. LLC, Term Loan	5.500%	4/19/19	1,970,944	1,988,190	(i)
Airlines — 0.1%
American Airlines Inc., Exit Term Loan	3.750%	6/27/19	2,487,500	2,506,156	(i)
Delta Air Lines Inc., New Term Loan B	3.500%	4/20/17	9,869,388	9,935,187	(i)
Total Airlines				12,441,343
Commercial Services & Supplies — 0.1%
ADS Waste Holdings Inc., New Term Loan B	4.250%	10/9/19	4,855,477	4,878,886	(i)
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	4,726,131	4,761,577	(i)

See Notes to Financial Statements.

50	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
Nielsen Finance LLC, Term Loan E	2.918%	5/2/16	7,484,252	$7,492,567	(i)
Total Commercial Services & Supplies				17,133,030
Construction & Engineering — 0.1%
BakerCorp International Inc., New Term Loan	4.250%	2/14/20	5,897,825	5,868,336	(i)
Machinery — 0.2%
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	8,458,800	8,465,144	(i)
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	9,662,549	9,659,534	(i)
Total Machinery				18,124,678
Transportation Infrastructure — 0.1%
Flying Fortress Inc., New Term Loan	3.500%	6/30/17	5,510,000	5,514,590	(i)
Total Industrials				61,070,167
Information Technology — 0.3%
Computers & Peripherals — 0.1%
SunGard Data Systems Inc., Term Loan E	4.000%	3/9/20	5,138,007	5,176,542	(i)
Electronic Equipment, Instruments & Components — 0.0%
Allflex Holdings III Inc., New First Lien Term Loan	4.250%	7/17/20	2,493,750	2,501,543	(i)
IT Services — 0.2%
First Data Corp., 2018 Add-On Term Loan	4.166%	9/24/18	5,000,000	5,003,750	(i)
First Data Corp., Extended 2018 Term Loan B	4.164%	3/23/18	14,556,443	14,561,902	(i)
SunGard Data Systems Inc., Non Extended Term Loan A	1.915%	2/28/14	188	188	(i)
Total IT Services				19,565,840
Total Information Technology				27,243,925
Materials — 0.1%
Metals & Mining — 0.1%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	4.250%	6/28/19	7,193,759	7,289,673	(i)
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings SA, Term Loan B1	3.750%	4/2/18	9,823,825	9,851,391	(i)
Wireless Telecommunication Services — 0.1%
Crown Castle International Corp., New Term Loan	3.250%	1/31/19	5,306,715	5,304,906	(i)
Telesat LLC, USD Term Loan B2	3.500%	3/28/19	3,940,225	3,950,895	(i)
Total Wireless Telecommunication Services				9,255,801
Total Telecommunication Services				19,107,192
Utilities — 0.2%
Electric Utilities — 0.0%
Equipower Resources Holdings LLC, First Lien Term Loan	4.250%	12/21/18	2,926,020	2,933,336	(i)
Independent Power Producers & Energy Traders — 0.2%
NRG Energy Inc., Refinance Term Loan B	2.750%	7/2/18	9,949,875	9,920,851	(i)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	51

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power Producers & Energy Traders — continued
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	3,043,362		$3,119,446	(i)
Total Independent Power Producers & Energy Traders					13,040,297
Total Utilities					15,973,633
Total Senior Loans (Cost — $350,844,148)					350,412,389
Sovereign Bonds — 7.1%
Brazil — 0.8%
Federative Republic of Brazil, Notes	10.000%	1/1/14	13,190,000	BRL	5,590,760
Federative Republic of Brazil, Notes	10.000%	1/1/17	171,752,000	BRL	68,818,662
Federative Republic of Brazil, Notes	10.000%	1/1/21	15,241,000	BRL	5,615,239
Total Brazil					80,024,661
Chile — 0.0%
Corporacion Nacional del Cobre de Chile, Senior Notes	4.750%	10/15/14	2,590,000		2,661,761	(a)
Hungary — 0.3%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	23,422,000		23,539,110
Indonesia — 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	15,840,000		14,275,800	(a)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	310,000		327,670	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	510,000		504,900	(a)
Republic of Indonesia, Senior Notes	5.375%	10/17/23	7,620,000		7,581,900	(a)
Total Indonesia					22,690,270
Italy — 2.5%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.500%	12/1/18	173,230,000	EUR	247,129,961
Mexico — 2.0%
United Mexican States, Bonds	8.000%	6/11/20	964,063,000	MXN	82,497,772
United Mexican States, Bonds	6.500%	6/9/22	1,247,364,600	MXN	96,578,684
United Mexican States, Bonds	10.000%	12/5/24	39,070,000	MXN	3,821,032
United Mexican States, Medium-Term Notes	6.050%	1/11/40	2,930,000		3,186,375
United Mexican States, Senior Notes	4.000%	10/2/23	374,000		370,260
United Mexican States, Senior Notes	4.750%	3/8/44	6,478,000		5,838,298
Total Mexico					192,292,421
Russia — 0.8%
Russian Federal Bond, Senior Bonds	7.000%	1/25/23	1,688,490,000	RUB	49,513,502
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	20,514,780		23,903,822	(a)
Total Russia					73,417,324
South Africa — 0.3%
Republic of South Africa, Senior Notes	5.875%	9/16/25	22,950,000		23,868,000

See Notes to Financial Statements.

52	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — 0.2%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	5,965,000	$5,988,860
Republic of Turkey, Senior Notes	7.000%	3/11/19	1,080,000	1,182,600
Republic of Turkey, Senior Notes	7.500%	11/7/19	380,000	425,030
Republic of Turkey, Senior Notes	6.250%	9/26/22	14,574,000	15,135,099
Total Turkey				22,731,589
Uruguay — 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1	1	(j)
Total Sovereign Bonds (Cost — $720,170,702)				688,355,098
U.S. Government & Agency Obligations — 8.9%
U.S. Government Agencies — 2.6%
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,585,000	2,990,424
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	45,010,000	58,548,018
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	86,850,000	73,847,773
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	13,770,000	12,475,937
Financing Corp. (FICO) Strip, Bonds	0.000%	4/5/19	320,000	284,090
Financing Corp. (FICO) Strip, Debentures	0.000%	11/30/17	1,240,000	1,160,532
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	3,895,000	3,634,872
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	14,603,000	13,460,417
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	25,773,000	23,572,888
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	14,614,000	13,031,742
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	1,890,000	1,679,443
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	11,765,000	10,878,884
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	15,231,000	13,930,806
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	728,000	628,578
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000	1,098,082
Tennessee Valley Authority, Notes	5.250%	9/15/39	23,513,000	25,095,754
Total U.S. Government Agencies				256,318,240
U.S. Government Obligations — 6.3%
U.S. Treasury Bonds	2.750%	8/15/42	437,113,000	346,343,863
U.S. Treasury Bonds	2.875%	5/15/43	215,735,000	174,846,530
U.S. Treasury Bonds	3.750%	11/15/43	44,130,000	42,654,381
U.S. Treasury Notes	0.250%	6/30/14	680,000	680,531
U.S. Treasury Notes	0.250%	8/31/14	910,000	910,782
U.S. Treasury Notes	0.250%	10/31/15	150,000	149,789
U.S. Treasury Notes	1.375%	9/30/18	6,650,000	6,568,950
U.S. Treasury Notes	1.250%	11/30/18	9,595,000	9,389,609
U.S. Treasury Notes	2.000%	9/30/20	5,320,000	5,200,300
U.S. Treasury Notes	2.750%	11/15/23	2,030,000	1,985,910

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	53

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	6,080,000	$4,249,701
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/43	49,050,000	14,550,634
Total U.S. Government Obligations				607,530,980
Total U.S. Government & Agency Obligations (Cost — $938,834,150)				863,849,220
U.S. Treasury Inflation Protected Securities — 1.6%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	10,644,107	11,959,655
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	47,424,321	38,124,696
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	54,116,993	41,610,881
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	65,909,039	63,566,170
Total U.S. Treasury Inflation Protected Securities (Cost — $174,091,823)				155,261,402

			Shares
Common Stocks — 0.0%
Financials — 0.0%
Diversified Financial Services — 0.0%
PB Investors II LLC (Cost — $9,649,957)			80,790	0	(e)(f)(g)
Preferred Stocks — 0.1%
Financials — 0.1%
Consumer Finance — 0.1%
GMAC Capital Trust I	8.125%		454,841	12,162,448	(b)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		82,775	2,255,619	(b)
Total Preferred Stocks (Cost — $13,228,694)				14,418,067

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Dollar/Eurodollar, Call @ $1.35		1/6/14	124,200,000	6,979
U.S. Dollar/Eurodollar, Call @ $1.36		2/16/14	146,150,000	866,269
U.S. Treasury 10-Year Notes, Call @ $124.00		1/24/14	244	57,187
U.S. Treasury 30-Year Notes, Put @ $131.00		1/24/14	417	1,205,391
Total Purchased Options (Cost — $3,432,680)				2,135,826
Total Investments before Short-Term Investments (Cost — $9,822,459,346)				9,795,987,272

		Maturity Date	Face Amount†
Short-Term Investments — 7.7%
U.S. Government Agencies — 3.5%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/28/14	45,000,000	44,995,950	(k)

See Notes to Financial Statements.

54	Western Asset Core Plus Bond Fund 2013 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.095%	2/3/14	89,200,000	$89,192,232	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130%	4/21/14	30,000,000	29,994,540	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.093%	4/28/14	44,445,000	44,436,422	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.140%	5/13/14	100,000,000	99,974,500	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.129%	6/16/14	25,000,000	24,990,825	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.120%	2/24/14	11,400,000	11,397,948	(k)
Total U.S. Government Agencies (Cost — $344,939,576)				344,982,417
U.S. Treasury Bills — 2.2%
U.S. Treasury Bills (Cost — $209,930,350)	0.100%	5/1/14	210,000,000	209,963,460	(k)
Repurchase Agreements — 2.0%
Deutsche Bank Securities Inc. repurchase agreement dated 12/31/13; Proceeds at maturity — $165,102,092; (Fully collateralized by U.S. government obligations, 0.125% due 7/15/22; Market value — $168,404,032)	0.010%	1/2/14	165,102,000	165,102,000
Goldman Sachs & Co. repurchase agreement dated 12/31/13; Proceeds at maturity — $31,710,002; (Fully collateralized by U.S. government agency obligations, 2.250% due 10/17/22; Market value — $32,331,525)	0.001%	1/2/14	31,710,000	31,710,000
Total Repurchase Agreements (Cost — $196,812,000)				196,812,000
Total Short-Term Investments (Cost — $751,681,926)				751,757,877
Total Investments — 108.2% (Cost — $10,574,141,272#)				10,547,745,149
Liabilities in Excess of Other Assets — (8.2)%				(798,394,517)
Total Net Assets — 100.0%				$9,749,350,632

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of December 31, 2013.

(e)	Illiquid security (unaudited).

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Value is less than $1.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	55

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Plus Bond Fund

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $10,590,457,340.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
EUR	— Euro
GO	— General Obligation
IO	— Interest Only
MXN	— Mexican Peso
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 30-Year Notes, Call	1/24/14	$131.00	819	$166,359
U.S. Treasury 30-Year Notes, Call	1/24/14	132.00	329	30,844
U.S. Treasury 30-Year Notes, Put	1/24/14	127.00	835	443,594
U.S. Treasury 10-Year Notes, Call	1/24/14	126.00	98	1,531
U.S. Treasury 10-Year Notes, Call	1/24/14	125.50	146	4,562
U.S. Treasury 10-Year Notes, Put	1/24/14	123.00	325	187,891
U.S. Treasury 10-Year Notes, Call	2/21/14	124.00	410	217,813
U.S. Treasury 5-Year Notes, Call	1/24/14	120.00	326	35,656
U.S. Treasury 30-Year Notes, Call	1/24/14	130.00	612	248,625
U.S. Treasury 30-Year Notes, Call	1/24/14	129.00	132	94,875
Total Written Options (Premiums Received — $2,183,365)				$1,431,750

See Notes to Financial Statements.

56	Western Asset Core Plus Bond Fund 2013 Annual Report

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value (Cost — $10,574,141,272)	$10,547,745,149
Foreign currency, at value (Cost — $21,696,383)	21,603,392
Cash	2,735,560
Receivable for securities sold	321,686,938
Interest receivable	77,345,884
Unrealized appreciation on forward foreign currency contracts	15,707,723
Deposits with brokers for open futures contracts	12,850,573
Receivable for Fund shares sold	9,300,161
Deposits with brokers for centrally cleared swap contracts	6,929,327
Deposits with brokers for OTC swap contracts	6,854,000
Foreign currency collateral for open futures contracts, at value (Cost — $5,667,576)	5,644,591
OTC swaps, at value (net premiums received — $438,550)	3,169,269
Receivable from broker — variation margin on centrally cleared swaps	528,089
Principal paydown receivable	150,973
Receivable for open OTC swap contracts	84,707
Prepaid expenses	188,859
Other receivables	60,078
Total Assets	11,032,585,273

Liabilities:
Payable for securities purchased	1,219,046,366
Payable for Fund shares repurchased	29,848,238
Unrealized depreciation on forward foreign currency contracts	13,549,087
OTC swaps, at value	7,570,160
Payable to broker — variation margin on open futures contracts	3,513,968
Investment management fee payable	3,242,149
Distributions payable	2,031,921
Written options, at value (premiums received — $2,183,365)	1,431,750
Payable for open OTC swap contracts	978,560
Service and/or distribution fees payable	721,348
Directors’ fees payable	11,170
Accrued expenses	1,289,924
Total Liabilities	1,283,234,641
Total Net Assets	$9,749,350,632

Net Assets:
Par value (Note 7)	$871,185
Paid-in capital in excess of par value	10,207,724,706
Undistributed net investment income	56,204,158
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(465,786,537)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(49,662,880)
Total Net Assets	$9,749,350,632

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	57

Statement of assets and liabilities (cont’d)

December 31, 2013

Shares Outstanding:
Class A	13,574,046
Class C	1,025,564
Class C1	2,956,933
Class FI	278,030,982
Class R	115,555
Class I	360,296,200
Class IS	215,186,196

Net Asset Value:
ClassA (and redemption price)	$11.19
ClassC*	$11.20
ClassC1*	$11.18
Class FI (and redemption price)	$11.19
Class R (and redemption price)	$11.18
Class I (and redemption price)	$11.19
ClassIS (and redemption price)	$11.19
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 4.25%)	$11.69

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

58	Western Asset Core Plus Bond Fund 2013 Annual Report

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$355,370,778
Dividends	1,204,904
Total Investment Income	356,575,682

Expenses:
Investment management fee (Note 2)	41,143,529
Service and/or distribution fees (Notes 2 and 5)	8,404,523
Transfer agent fees (Note 5)	8,253,858
Fund accounting fees	661,458
Directors’ fees	508,932
Legal fees	492,753
Registration fees	212,508
Custody fees	195,985
Insurance	185,701
Shareholder reports	122,526
Audit and tax	103,325
Fees recaptured by investment manager (Note 2)	3,035
Miscellaneous expenses	74,487
Total Expenses	60,362,620
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,584,022)
Net Expenses	58,778,598
Net Investment Income	297,797,084

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(75,466,635)
Futures contracts	80,199,934
Written options	23,916,627
Swap contracts	(13,769,815)
Foreign currency transactions	8,643,486
Net Realized Gain	23,523,597
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(448,338,575)
Futures contracts	(11,539,096)
Written options	18,494,389
Swap contracts	(7,699,785)
Foreign currencies	4,477,815
Change in Net Unrealized Appreciation (Depreciation)	(444,605,252)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(421,081,655)
Decrease in Net Assets from Operations	$(123,284,571)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	59

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$297,797,084	$287,088,342
Net realized gain (loss)	23,523,597	(25,874,944)
Change in net unrealized appreciation (depreciation)	(444,605,252)	504,973,920
Increase (Decrease) in Net Assets From Operations	(123,284,571)	766,187,318

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(311,611,331)	(299,935,110)
Decrease in Net Assets From Distributions to Shareholders	(311,611,331)	(299,935,110)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,535,336,401	2,629,509,186
Reinvestment of distributions	287,503,462	273,670,237
Cost of shares repurchased	(3,019,989,011)	(2,150,126,579)
Net assets of shares issued in connection with merger (Note 8)	—	209,928,772
Increase (Decrease) in Net Assets From Fund Share Transactions	(197,149,148)	962,981,616
Increase (Decrease) in Net Assets	(632,045,050)	1,429,233,824

Net Assets:
Beginning of year	10,381,395,682	8,952,161,858
End of year*	$9,749,350,632	$10,381,395,682
* Includes undistributed net investment income of:	$56,204,158	$40,281,127

See Notes to Financial Statements.

60	Western Asset Core Plus Bond Fund 2013 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013	2012[2]

Net asset value, beginning of year	$11.67	$11.34

Income (loss) from operations:
Net investment income	0.31	0.21
Net realized and unrealized gain (loss)	(0.47)	0.34
Total income (loss) from operations	(0.16)	0.55

Less distributions from:
Net investment income	(0.32)	(0.22)
Total distributions	(0.32)	(0.22)

Net asset value, end of year	$11.19	$11.67
Total return[3]	(1.34)%	4.88%

Net assets, end of year (000s)	$151,890	$162,174

Ratios to average net assets:
Gross expenses	0.79%	0.81%[4]
Net expenses[5,6]	0.79	0.81 [4,7]
Net investment income	2.71	2.67 [4]

Portfolio turnover rate[8]	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 306% for the year ended December 31, 2013 and 385% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	61

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013	2012[2]

Net asset value, beginning of year	$11.68	$11.34

Income (loss) from operations:
Net investment income	0.22	0.14
Net realized and unrealized gain (loss)	(0.46)	0.36
Total income (loss) from operations	(0.24)	0.50

Less distributions from:
Net investment income	(0.24)	(0.16)
Total distributions	(0.24)	(0.16)

Net asset value, end of year	$11.20	$11.68
Total return[3]	(2.09)%	4.45%

Net assets, end of year (000s)	$11,482	$6,146

Ratios to average net assets:
Gross expenses	1.59%	1.48%[4]
Net expenses[5,6,7]	1.57	1.48 [4]
Net investment income	1.97	1.89 [4]

Portfolio turnover rate[8]	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 306% for the year ended December 31, 2013 and 385% for the period ended December 31, 2012.

See Notes to Financial Statements.

62	Western Asset Core Plus Bond Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1]	2013	2012[2]

Net asset value, beginning of year	$11.66	$11.67

Income (loss) from operations:
Net investment income	0.26	0.06
Net realized and unrealized loss	(0.47)	(0.01)
Total income (loss) from operations	(0.21)	0.05

Less distributions from:
Net investment income	(0.27)	(0.06)
Total distributions	(0.27)	(0.06)

Net asset value, end of year	$11.18	$11.66
Total return[3]	(1.78)%	0.47%

Net assets, end of year (000s)	$33,072	$44,839

Ratios to average net assets:
Gross expenses	1.24%	1.26%[4]
Net expenses[5,6]	1.24	1.26 [4,7]
Net investment income	2.24	2.22 [4]

Portfolio turnover rate[8]	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 4, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commission, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C1 shares did not exceed 1.51%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 306% for the year ended December 31, 2013 and 385% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	63

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1]	2013	2012	2011	2010[2]	2009

Net asset value, beginning of year	$11.67	$11.10	$10.78	$10.13	$8.66

Income (loss) from operations:
Net investment income	0.31	0.32	0.33	0.42	0.45
Net realized and unrealized gain (loss)	(0.46)	0.59	0.35	0.76	1.71
Total income (loss) from operations	(0.15)	0.91	0.68	1.18	2.16

Less distributions from:
Net investment income	(0.33)	(0.34)	(0.36)	(0.53)	(0.55)
Net realized gains	—	—	—	—	(0.14)
Total distributions	(0.33)	(0.34)	(0.36)	(0.53)	(0.69)

Net asset value, end of year	$11.19	$11.67	$11.10	$10.78	$10.13
Total return[3]	(1.32)%	8.25%	6.37%	11.80%	25.78%

Net assets, end of year (000s)	$3,111,153	$2,934,467	$2,122,142	$923,350	$757,048

Ratios to average net assets:
Gross expenses	0.82%	0.75%	0.78%	0.76%	0.86%
Net expenses[4,5]	0.77 [6]	0.73 [6]	0.70	0.70	0.70
Net investment income	2.74	2.79	3.04	3.90	4.90

Portfolio turnover rate	109%[7]	127%[7]	170%[7]	464%	202%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses so that total annual operating expenses are not expected to exceed 0.78%. This arrangement is expected to continue until April 30, 2014, but may be terminated at any time by the manager. Prior to May 1, 2013, the manager voluntarily waived fees and/or reimbursed operating expenses so that the annual operating expenses would not exceed 0.74%. Prior to May 1, 2012, as the result of an expense limitation arrangement, the ratio of expenses to average net assets of Class FI shares did not exceed 0.70%. These expense limitations do not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 306%, 385% and 734% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

64	Western Asset Core Plus Bond Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013	2012[2]

Net asset value, beginning of year	$11.66	$11.34

Income (loss) from operations:
Net investment income	0.28	0.19
Net realized and unrealized gain (loss)	(0.48)	0.33
Total income (loss) from operations	(0.20)	0.52

Less distributions from:
Net investment income	(0.28)	(0.20)
Total distributions	(0.28)	(0.20)

Net asset value, end of year	$11.18	$11.66
Total return[3]	(1.70)%	4.57%

Net assets, end of year (000s)	$1,292	$451

Ratios to average net assets:
Gross expenses	1.33%[4]	1.24%[5]
Net expenses[6,7,8]	1.15 [4]	1.02 [5]
Net investment income	2.51	2.45 [5]

Portfolio turnover rate[9]	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 306% for the year ended December 31, 2013 and 385% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	65

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1]	2013	2012	2011	2010[2]	2009

Net asset value, beginning of year	$11.67	$11.11	$10.78	$10.14	$8.66

Income (loss) from operations:
Net investment income	0.34	0.35	0.36	0.45	0.48
Net realized and unrealized gain (loss)	(0.46)	0.58	0.35	0.75	1.71
Total income (loss) from operations	(0.12)	0.93	0.71	1.20	2.19

Less distributions from:
Net investment income	(0.36)	(0.37)	(0.38)	(0.56)	(0.57)
Net realized gains	—	—	—	—	(0.14)
Total distributions	(0.36)	(0.37)	(0.38)	(0.56)	(0.71)

Net asset value, end of year	$11.19	$11.67	$11.11	$10.78	$10.14
Total return[3]	(1.07)%	8.44%	6.72%	11.97%	26.20%

Net assets, end of year (000s)	$4,032,933	$4,787,737	$4,698,991	$5,188,774	$5,466,554

Ratios to average net assets:
Gross expenses	0.51%	0.46%	0.45%	0.45%	0.46%
Net expenses[4]	0.51	0.46 [5]	0.45	0.45	0.46
Net investment income	2.98	3.06	3.28	4.20	5.20

Portfolio turnover rate	109%[6]	127%[6]	170%[6]	464%	202%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Class shares were renamed Class I shares.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 306%, 385% and 734% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

66	Western Asset Core Plus Bond Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1]	2013	2012	2011	2010[2]	2009

Net asset value, beginning of year	$11.67	$11.10	$10.78	$10.13	$8.66

Income (loss) from operations:
Net investment income	0.35	0.35	0.36	0.45	0.48
Net realized and unrealized gain (loss)	(0.46)	0.59	0.35	0.76	1.70
Total income (loss) from operations	(0.11)	0.94	0.71	1.21	2.18

Less distributions from:
Net investment income	(0.37)	(0.37)	(0.39)	(0.56)	(0.57)
Net realized gains	—	—	—	—	(0.14)
Total distributions	(0.37)	(0.37)	(0.39)	(0.56)	(0.71)

Net asset value, end of year	$11.19	$11.67	$11.10	$10.78	$10.13
Total return[3]	(0.98)%	8.57%	6.65%	12.10%	26.11%

Net assets, end of year (000s)	$2,407,529	$2,445,582	$2,131,029	$1,824,251	$1,835,921

Ratios to average net assets:
Gross expenses	0.43%[4]	0.43%	0.43%	0.43%	0.43%
Net expenses[5]	0.43 [4,6]	0.43 [6,7]	0.43	0.43	0.43 [7]
Net investment income	3.08	3.09	3.30	4.20	5.20

Portfolio turnover rate	109%[8]	127%[8]	170%[8]	464%	202%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 306%, 385% and 734% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2013 Annual Report	67

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

68	Western Asset Core Plus Bond Fund 2013 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Core Plus Bond Fund 2013 Annual Report	69

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$3,462,608,897	$0	*	$3,462,608,897
Asset-backed securities	—	432,500,265	—		432,500,265
Collateralized mortgage obligations	—	1,547,554,898	—		1,547,554,898
Mortgage-backed securities	—	2,182,478,289	—		2,182,478,289
Municipal bonds	—	96,412,921	—		96,412,921
Senior loans	—	350,412,389	—		350,412,389
Sovereign bonds	—	688,355,098	—		688,355,098
U.S. government & agency obligations	—	863,849,220	—		863,849,220
U.S. Treasury inflation protected securities	—	155,261,402	—		155,261,402
Common stocks	—	—	0	*	0	*
Preferred stocks	$14,418,067	—	—		14,418,067
Purchased options	1,262,578	873,248	—		2,135,826
Total long-term investments	$15,680,645	$9,780,306,627	$0	*	$9,795,987,272
Short-term investments†	—	751,757,877	—		751,757,877
Total investments	$15,680,645	$10,532,064,504	$0	*	$10,547,745,149
Other financial instruments:
Futures contracts	$2,054,077	—	—		$2,054,077
Forward foreign currency contracts	—	$15,707,723	—		15,707,723
OTC credit default swaps on corporate issues — sell protection‡	—	2,668,278	—		2,668,278
OTC credit default swaps on corporate issues — buy protection	—	51,330	—		51,330
OTC credit default swaps on credit indices — sell protection‡	—	449,661	—		449,661
Total other financial instruments	$2,054,077	$18,876,992	—		$20,931,069
Total	$17,734,722	$10,550,941,496	$0	*	$10,568,676,218

70	Western Asset Core Plus Bond Fund 2013 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$1,431,750	—	—	$1,431,750
Futures contracts	9,042,958	—	—	9,042,958
Forward foreign currency contracts	—	$13,549,087	—	13,549,087
OTC interest rate swaps	—	6,926,514	—	6,926,514
OTC credit default swaps on corporate issues — buy protection	—	643,646	—	643,646
Centrally cleared interest rate swaps	—	12,546,165	—	12,546,165
Centrally cleared credit default swaps on credit indices — buy protection	—	2,403,622	—	2,403,622
Total	$10,474,708	$36,069,034	—	$46,543,742

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the

Western Asset Core Plus Bond Fund 2013 Annual Report	71

Notes to financial statements (cont’d)

purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

72	Western Asset Core Plus Bond Fund 2013 Annual Report

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are

Western Asset Core Plus Bond Fund 2013 Annual Report	73

Notes to financial statements (cont’d)

made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the year ended December 31, 2013, the total notional value of all credit default swaps to sell protection is $66,721,657. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

74	Western Asset Core Plus Bond Fund 2013 Annual Report

For average notional amounts of swaps held during the year ended December 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the

Western Asset Core Plus Bond Fund 2013 Annual Report	75

Notes to financial statements (cont’d)

Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

76	Western Asset Core Plus Bond Fund 2013 Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current

Western Asset Core Plus Bond Fund 2013 Annual Report	77

Notes to financial statements (cont’d)

market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

78	Western Asset Core Plus Bond Fund 2013 Annual Report

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2013, the Fund held written options, forward foreign currency contracts, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $22,550,997. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $6,854,000, which could be used to reduce the required payment.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Core Plus Bond Fund 2013 Annual Report	79

Notes to financial statements (cont’d)

(r) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$6,076,275	$(6,076,275)
(b)	$29,737,278	$(29,737,278)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryfoward.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

80	Western Asset Core Plus Bond Fund 2013 Annual Report

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed: 0.90%, 1.65%, 1.51%, 0.85%, 1.15% and 0.45% for Class A, Class C, Class C1, Class FI, Class R and Class IS shares, respectively. These arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent. Prior to May 1, 2012, the investment manager had agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed: 0.70% and 0.45% for Class FI and Class IS shares, respectively.

The manager currently intends to voluntarily waive fees and/or reimburse expenses other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational fees so that total annual operating expenses are not expected to exceed 0.78% for Class FI shares. This arrangement is expected to continue until April 30, 2014, but may be terminated at any time by the investment manager. Prior to May 1, 2013, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) would not exceed 0.74%.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $1,584,022.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding this limit or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class FI	Class R	Class I
Expires December 31, 2014	$75	$2	$21	$467,400	—	$2,213
Expires December 31, 2015	—	1,998	—	1,580,973	$1,051	—
Fee waivers/expense reimbursements subject to recapture	$75	$2,000	$21	$2,048,373	$1,051	$2,213

For the year ended December 31, 2013, LMPFA recaptured $219 and $2,816 for Class R and Class IS shares, respectively.

Western Asset Core Plus Bond Fund 2013 Annual Report	81

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates retained sales charges of $60,529 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$546	$12,082	$1,059

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$2,622,671,564	$29,194,874,607
Sales	1,420,022,610	29,968,191,343

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$306,660,021
Gross unrealized depreciation	(349,372,212)
Net unrealized depreciation	$(42,712,191)

At December 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Euro-Bund	1,085	3/14	$210,941,474	$207,729,848	$(3,211,626)
U.S. Treasury 5-Year Notes	2,437	3/14	293,015,265	290,764,563	(2,250,702)
U.S. Treasury 10-Year Notes	3,072	3/14	380,405,781	378,000,000	(2,405,781)
					(7,868,109)

82	Western Asset Core Plus Bond Fund 2013 Annual Report

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
90-Day Eurodollar	1,696	3/14	$422,451,976	$422,834,000	$(382,024)
90-Day Eurodollar	978	6/14	243,384,347	243,729,825	(345,478)
90-Day Eurodollar	5	3/15	1,243,359	1,243,375	(16)
90-Day Eurodollar	4	6/16	982,437	982,550	(113)
Euro	719	3/14	123,472,432	123,919,650	(447,218)
U.S. Treasury 2-Year Notes	146	3/14	32,157,166	32,092,625	64,541
U.S. Treasury Ultra Long-Term Bonds	862	3/14	111,836,855	110,605,375	1,231,480
U.S. Treasury Ultra Long-Term Bonds	324	3/14	44,903,056	44,145,000	758,056
					879,228
Net unrealized loss on open futures contracts					$(6,988,881)

During the year ended December 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount/ Notional Par	Premiums
Written options, outstanding as of December 31, 2012	249,400,000	$15,088,700
Options written	106,888,523	28,720,885
Options closed	(125,981,886)	(18,133,065)
Options exercised	(105,580,777)	(6,856,929)
Options expired	(124,721,828)	(16,636,226)
Written options, outstanding as of December 31, 2013	4,032	$2,183,365

At December 31, 2013, the Fund held TBA securities with a total cost of $861,358,117.

At December 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Citibank N.A.	55,400,000	$49,317,385	2/18/14	$(891,081)
Euro	Citibank N.A.	71,598,951	98,496,816	2/18/14	2,395,272
Euro	Credit Suisse First Boston Inc.	30,388,132	41,804,163	2/18/14	864,999
					2,369,190
Contracts to Sell:
Australian Dollar	Citibank N.A.	55,400,000	49,317,385	2/18/14	2,855,011
Euro	Citibank N.A.	71,598,951	98,496,816	2/18/14	(2,771,525)
Euro	Credit Suisse First Boston Inc.	82,000,000	112,805,269	2/18/14	(2,018,513)
Euro	Credit Suisse First Boston Inc.	97,000,000	133,440,379	2/18/14	(2,036,516)
Euro	Goldman Sachs Group Inc.	42,250,000	58,122,227	2/18/14	(1,008,677)
Euro	JPMorgan Chase & Co.	50,815,000	69,904,875	2/18/14	(2,092,766)
Euro	Morgan Stanley Co. Inc.	63,690,000	87,616,678	2/18/14	(2,730,009)
Japanese Yen	Barclays Bank PLC	5,281,922,000	50,166,139	2/18/14	3,441,924
Japanese Yen	Citibank N.A.	10,406,526,000	98,838,118	2/18/14	6,150,517
					(210,554)
Net unrealized gain on open forward foreign currency contracts					$2,158,636

Western Asset Core Plus Bond Fund 2013 Annual Report	83

Notes to financial statements (cont’d)

At December 31, 2013, the Fund held the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Banc of America Securities LLC	$7,950,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	$(651,199)
Banc of America Securities LLC	5,500,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(554,556)
Banc of America Securities LLC	8,270,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(1,057,135)
Credit Suisse	6,630,000	3/15/14	5.131% semi-annually	3-Month LIBOR	—	(68,386)
Credit Suisse	5,350,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(432,646)
Credit Suisse	4,880,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(673,400)
Deutsche Bank AG	10,890,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(1,211,175)
Deutsche Bank AG	8,270,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(1,187,718)
JPMorgan Chase & Co.	8,250,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(274,367)
RBS Greenwich	8,230,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(815,932)
Total	$74,220,000				—	$(6,926,514)

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
JPMorgan Chase & Co.	$124,700,000	10/7/23	4.860% semi-annually	3-Month LIBOR	$(7,330,161)	$(12,546,165)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2013[3]	Periodic Payments Received By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC (AES Corp., 7.750%, due 3/1/14)	$5,600,000	3/20/17	0.89%	2.800% quarterly	$339,863	—	$339,863
Banc of America Securities LLC (AES Corp., 7.750%, due 3/1/14)	3,600,000	3/20/17	0.89%	2.600% quarterly	195,638	—	195,638
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	2,500,000	12/20/16	0.83%	2.200% quarterly	100,440	—	100,440
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	1,700,000	12/20/16	0.83%	2.210% quarterly	68,799	—	68,799
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	4,450,000	9/20/17	0.84%	3.650% quarterly	454,093	—	454,093
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	3,500,000	9/20/17	0.84%	3.650% quarterly	357,152	—	357,152
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,600,000	3/20/15	0.31%	2.930% quarterly	83,624	—	83,624

84	Western Asset Core Plus Bond Fund 2013 Annual Report

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2013[3]	Periodic Payments Received By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	$19,810,000	6/20/18	0.64%	1.000% quarterly	$311,189	$(528,533)	$839,722
Goldman Sachs Group Inc. (Ford Motor Credit Co., 7.000%, due 10/1/13)	6,400,000	9/20/17	0.84%	3.770% quarterly	680,975	—	680,975
RBS Greenwich (Ally Financial Inc., 7.500%, due 9/15/20)	4,200,000	12/20/16	0.93%	1.550% quarterly	76,505	—	76,505
Total	$54,360,000				$2,668,278	$(528,533)	$3,196,811

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount [2]	Termination Date	Implied Credit Spread At December 31, 2013[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (Marriot International Inc., 5.810%, due 11/10/15)	$7,950,000	12/20/15	0.10%	0.730% monthly	$(98,956)	—	$(98,956)
Banc of America Securities LLC (Masco Corp., 6.125%, due 10/3/16)	8,270,000	12/20/16	0.60%	1.040% quarterly	(107,240)	—	(107,240)
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	5,500,000	12/20/15	0.18%	1.130% quarterly	(103,254)	—	(103,254)
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	5,350,000	9/20/15	0.09%	0.900% quarterly	(74,925)	—	(74,925)
Credit Suisse (Southwest Airlines Co., 5.250%, due 10/1/14)	4,880,000	3/20/17	0.38%	0.690% quarterly	(48,868)	—	(48,868)
Credit Suisse (Waste Management Inc., 5.000%, due 3/15/14)	6,630,000	3/20/14	0.06%	0.490% quarterly	(6,182)	—	(6,182)
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	10,890,000	6/20/16	0.15%	0.580% quarterly	(115,352)	—	(115,352)
Deutsche Bank AG (CenturyLink Inc., 6.000%, due 4/1/17)	8,270,000	3/20/17	1.09%	0.890% quarterly	51,330	—	51,330
JPMorgan Chase & Co. (Bell South Corp., 6.000%, due 11/15/34)	8,250,000	9/20/14	0.03%	0.280% quarterly	(14,788)	—	(14,788)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	8,230,000	3/20/16	0.08%	0.480% monthly	(74,081)	—	(74,081)
Total	$74,220,000				$(592,316)	—	$(592,316)

Western Asset Core Plus Bond Fund 2013 Annual Report	85

Notes to financial statements (cont’d)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank AG (iBoxx.IG.Hi-Vol2)	$8,330,933	9/20/14	1.300% quarterly	$38,997	$3,380	$35,617
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	2,015,362	6/25/36	4.420% monthly	205,332	47,632	157,700
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	2,015,362	6/25/36	4.420% monthly	205,332	38,971	166,361
Total	$12,361,657			$449,661	$89,983	$359,678

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (Markit CDX.Na.HY.20 Index)	$24,500,000	6/20/18	5.000% quarterly	$(2,332,512)	$(839,942)	$(1,492,570)
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	55,110,000	12/20/18	5.000% quarterly	(4,698,116)	(3,787,064)	(911,052)
Total	$79,610,000			$(7,030,628)	$(4,627,006)	$(2,403,622)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

86	Western Asset Core Plus Bond Fund 2013 Annual Report

At December 31, 2013, the Fund held collateral received from Goldman Sachs Group Inc. and Morgan Stanley & Co. Inc. in the amounts of $718,239 and $617,206 on OTC credit default swap contracts valued at $680,975 and $410,664, respectively. Net exposures to the counterparties were $(37,264) and $(206,542), respectively. Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$1,262,578	$873,248	—	$2,135,826
Futures contracts[3]	2,054,077	—	—	2,054,077
OTC swap contracts[4]	—	—	$3,169,269	3,169,269
Forward foreign currency contracts	—	15,707,723	—	15,707,723
Total	$3,316,655	$16,580,971	$3,169,269	$23,066,895

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$1,431,750	—	—	$1,431,750
Futures contracts[3]	8,595,740	$447,218	—	9,042,958
OTC swap contracts[4]	6,926,514	—	$643,646	7,570,160
Centrally clear swap contracts[5]	12,546,165	—	2,403,622	14,949,787
Forward foreign currency contracts	—	13,549,087	—	13,549,087
Total	$29,500,169	$13,996,305	$3,047,268	$46,543,742

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Core Plus Bond Fund 2013 Annual Report	87

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(3,164,842)	$(1,001,580)	$(470,544)	$(4,636,966)
Written options	23,944,092	20,818	—	23,964,910
Futures contracts	82,156,645	(1,956,711)	—	80,199,934
Purchased options on futures[1]	24,111	—	—	24,111
Written options on futures	(48,283)	—	—	(48,283)
Swap contracts	(5,014,271)	—	(8,755,544)	(13,769,815)
Forward foreign currency contracts	—	12,305,901	—	12,305,901
Total	$97,897,452	$9,368,428	$(9,226,088)	$98,039,792

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$1,247,821	$(1,850,300)	—	$(602,479)
Written options	18,494,389	—	—	18,494,389
Futures contracts	(11,091,878)	(447,218)	—	(11,539,096)
Swap contracts	(8,480,560)	—	$780,775	(7,699,785)
Forward foreign currency contracts	—	4,916,707	—	4,916,707
Total	$169,772	$2,619,189	$780,775	$3,569,736

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation from investments in the Statement of Operations.

During the year ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,884,898
Written options	23,448,114
Futures contracts (to buy)	1,013,665,749
Futures contracts (to sell)	1,562,781,530
Forward foreign currency contracts (to buy)	155,703,054
Forward foreign currency contracts (to sell)	632,471,538

Average Notional Balance
Interest rate swap contracts	$111,344,615
Credit default swap contracts (to buy protection)	167,621,707
Credit default swap contracts (to sell protection)	102,474,285
Total return swap contracts†	1,936,229

†	At December 31, 2013, there were no open positions held in this derivative.

88	Western Asset Core Plus Bond Fund 2013 Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at December 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$2,135,826	—	$2,135,826
Centrally cleared swap contracts[5]	528,089	—	528,089
OTC swap contracts	3,169,269	$(1,335,445)	1,833,824
Forward foreign currency contracts	15,707,723	—	15,707,723
Total	$21,540,907	$(1,335,445)	$20,205,462

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,6]	Net Amount
Written options	$1,431,750	—	$1,431,750
Futures contracts[5]	3,513,968	$(3,513,968)	—
OTC swap contracts	7,570,160	(6,854,600)	715,560
Forward foreign currency contracts	13,549,087	—	13,549,087
Total	$26,064,965	$(10,368,568)	$15,696,397

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to over collateralization.

[4]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[6]	See the accompanying Schedule of Investments for securities pledged as collateral for certain derivatives.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class respectively. Service and distribution fees are accrued daily and paid monthly.

The Rule 12b-1 plan for Class FI shares provides for payment of distribution and service fees to LMIS at an annual rate of up to 0.40% of the Class’ average net assets, subject to the authority of the Board of Directors of the Corporation to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI shares.

Western Asset Core Plus Bond Fund 2013 Annual Report	89

Notes to financial statements (cont’d)

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$395,460	$182,990
Class C	102,849	16,383
Class C1	274,646	43,287
Class FI	7,628,607	4,266,859
Class R	2,961	2,137
Class I	—	3,731,917
Class IS	—	10,285
Total	$8,404,523	$8,253,858

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	$1,998
Class C1	—
Class FI	1,580,973
Class R	1,051
Class I	—
Class IS	—
Total	$1,584,022

6. Distributions to shareholders by class

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$4,496,072	$1,039,502	†
Class C	215,346	20,969	†
Class C1	935,379	250,930	‡
Class FI	87,785,287	74,355,645
Class R	15,435	2,700	†
Class I	139,950,879	151,279,623
Class IS	78,212,933	72,985,741
Total	$311,611,331	$299,935,110

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 4, 2012 (commencement of operations) to December 31, 2012.

90	Western Asset Core Plus Bond Fund 2013 Annual Report

7. Capital shares

At December 31, 2013, the Corporation had 37.2 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	4,837,552	$55,271,449	1,299,525	†	$15,174,951	†
Shares issued on reinvestment	378,146	4,308,478	83,837	†	979,161	†
Shares repurchased	(5,538,718)	(63,011,598)	(618,466)	†	(7,224,069)	†
Shares issued with merger	—	—	13,132,170	†	153,031,841	†
Net increase (decrease)	(323,020)	$(3,431,671)	13,897,066	†	$161,961,884	†

Class C
Shares sold	786,651	$9,077,786	498,969	†	$5,827,359	†
Shares issued on reinvestment	14,498	164,872	1,526	†	17,829	†
Shares repurchased	(302,004)	(3,418,047)	(84,209)	†	(983,983)	†
Shares issued with merger	—	—	110,133	†	1,284,085	†
Net increase	499,145	$5,824,611	526,419	†	$6,145,290

Class C1
Shares sold	12,304	$142,459	23,894	‡	$278,366	‡
Shares issued on reinvestment	75,486	860,084	19,608	‡	228,871	‡
Shares repurchased	(975,111)	(11,107,115)	(92,419)	‡	(1,079,158)	‡
Shares issued with merger	—	—	3,893,171	‡	45,351,318	‡
Net increase (decrease)	(887,321)	$(10,104,572)	3,844,254	‡	$44,779,397	‡

Class FI
Shares sold	67,320,400	$771,472,075	86,652,827		$991,205,097
Shares issued on reinvestment	7,700,673	87,703,779	6,459,710		74,278,600
Shares repurchased	(48,454,234)	(552,243,453)	(32,784,487)		(374,153,857)
Net increase	26,566,839	$306,932,401	60,328,050		$691,329,840

Class R
Shares sold	105,034	$1,176,275	6,446	†	$74,975	†
Shares issued on reinvestment	848	9,627	230	†	2,685	†
Shares repurchased	(28,983)	(330,738)	(1,656)	†	(19,328)	†
Shares issued with merger	—	—	33,636	†	391,578	†
Net increase	76,899	$855,164	38,656	†	$449,910	†

Class I
Shares sold	101,098,446	$1,156,241,441	95,556,669		$1,095,465,938
Shares issued on reinvestment	11,020,415	125,691,164	11,602,591		133,321,166
Shares repurchased	(161,975,723)	(1,841,626,054)	(120,952,343)		(1,385,042,353)
Shares issued with merger	—	—	846,616		9,869,950
Net decrease	(49,856,862)	$(559,693,449)	(12,946,467)		$(146,385,299)

Western Asset Core Plus Bond Fund 2013 Annual Report	91

Notes to financial statements (cont’d)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class IS
Shares sold	47,382,222	$541,954,916	45,612,814	$521,482,500
Shares issued on reinvestment	6,037,679	68,765,458	5,643,413	64,841,925
Shares repurchased	(47,841,467)	(548,252,006)	(33,619,677)	(381,623,831)
Net increase	5,578,434	$62,468,368	17,636,550	$204,700,594

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 4, 2012 (commencement of operations) to December 31, 2012.

8. Transfer of net assets

On October 5, 2012, the Fund acquired the assets and certain liabilities of the Legg Mason Western Asset Core Plus Bond Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Western Asset Core Plus Bond Fund	18,015,726	$209,928,772	$9,885,187,146

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class C, Class C1, Class R and Class I received 1.156215, 1.155531, 1.156976, 1.159143 and 1.151423 shares of Class A, Class C, Class C1, Class R and Class I shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $9,035,775, accumulated net realized loss of $15,057,366 and undistributed net investment income of $374,991. Total net assets of the Fund immediately after the transfer were $10,095,115,918. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2012, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$290,423,374
Net realized loss	(23,191,651)
Change in net unrealized appreciation	511,370,009
Increase in net assets from operations	$778,601,732

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on October 5, 2012.

92	Western Asset Core Plus Bond Fund 2013 Annual Report

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class I	Class IS	Class FI	Class A	Class C	Class R	Class C1
Daily 1/31/2014	$0.03435	$0.03498	$0.03151	$0.03132	$0.02292	$0.02793	$0.02685

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$311,611,331	$299,935,110

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$58,651,665
Deferred capital losses*	(72,436,149)
Capital loss carryforward**	(382,477,019)
Other book/tax temporary differences(a)	3,225,552
Unrealized appreciation (depreciation)(b)	(66,209,308)
Total accumulated earnings (losses) — net	$(459,245,259)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future capital gains. These losses must be utilized before any of the fund’s capital loss carryforward may be utilized.

**	As of December 31, 2013, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2014	$(808,003)
12/31/2017	(381,669,016)
$(382,477,019)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”)

Western Asset Core Plus Bond Fund 2013 Annual Report	93

Notes to financial statements (cont’d)

entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

94	Western Asset Core Plus Bond Fund 2013 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the

Shareholders of Western Asset Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Core Plus Bond Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2014

Western Asset Core Plus Bond Fund 2013 Annual Report	95

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 17, 2013 and October 22 and 30, 2013. At a meeting held on November 19, 2013, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff;

96	Western Asset Core Plus Bond Fund

and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2013. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the three-, five- and ten-year periods, but was lower than its peer average for the one-year period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that although the management fee paid by the Fund to LMPFA was slightly higher than the average of the fees paid by funds in its peer group, total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations

Western Asset Core Plus Bond Fund	97

Board approval of management and subadvisory agreements (unaudited) (cont’d)

between LMPFA, the Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which the Advisers potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

98	Western Asset Core Plus Bond Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Plus Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California; Director, Hanmi Financial Corporation and Hanmi Bank (2008-2009).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Vice President, International Rowing Federation (since 1995); Member of the International Olympic Committee (since 1986).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

Western Asset Core Plus Bond Fund	99

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Occidental Petroleum Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (since 2007) (online travel company); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company); Director of Core Logic, Inc. (since 2012) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

100	Western Asset Core Plus Bond Fund

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[5]
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Fund	President and Chief Executive Officer
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Core Plus Bond Fund	101

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

Mr. Abeles, Jr. became a Director effective May 22, 2013. In addition to overseeing the eleven portfolios of the Corporation, each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund.

[3]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Mr. Fuller became President and Chief Executive Officer effective May 22, 2013. R. Jay Gerken retired as a Director and President and Chief Executive Officer effective May 22, 2013.

102	Western Asset Core Plus Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2013:

Record date:	Daily
Payable date:	Monthly January 2013 - December 2013
Interest from Federal Obligations	8.34%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Core Plus Bond Fund	103

Western Asset

Core Plus Bond Fund

Directors

William E. B. Siart, Chairman

Robert Abeles*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

*	Effective May 22, 2013, Mr. Abeles became a Director.

Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Plus Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013139 2/14 SR14-2146

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $354,434 in December 31, 2012 and in $509,091 December 31, 2013.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2012 and $12,750 in December 31, 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for Western Asset Funds, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $57,000 in December 31, 2012 and $45,605 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $13,130 in December 31, 2012 and $19,109 in December 31, 2013, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $256,353 in December 31, 2012 and $240,000 in December 31, 2013.

(h)	Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2014